                           LONG DISTANCE DIRECT, INC.

                      TELECOMMUNICATIONS SERVICES AGREEMENT

THIS AGREEMENT made and entered into this 25th day of February, 1998, is by and between Long Distance Direct, Inc. ("Provider"), a corporation organized and existing under the laws of the State of New York, having its principal place of business at 1 Blue Hill Plaza, Pearl River, New York 10965 and Customer, defined as follows:

New Media Telecommunications, Inc.
--------------------------------------------------------------------------------
Official Company Name

4225 Executive Square, Suite 1020, La Jolla, California 92037
--------------------------------------------------------------------------------
Address

Corporation
--------------------------------------------------------------------------------
Type of Business (e.g., Corporation, Partnership, Sole Proprietorship)

Delaware
--------------------------------------------------------------------------------
State of Incorporation

33-048-9547
--------------------------------------------------------------------------------
Federal Tax ID Number or Social Security Number

      WHEREAS, Provider is a communications common carrier authorized by the Federal Communications Commission and various State regulatory agencies to provide telecommunications services to the public, Customer has elected to have Provider provide to End Users enrolled by it Provider's network certain customized telecommunications services, including customized rate schedules, calling card platforms, billing services and customer service functions, and Provider desires to provide such services subject to the terms and conditions contained within this Agreement.

      THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereby agree as follows:

      1. AUTHORIZATION

      Provider hereby grants to Customer a non-exclusive license to market and sell the products and services listed in Exhibit 1.1 which is attached hereto and incorporated herein by reference, and enroll new users ("End Users") for such products and services, subject to the terms and conditions stated herein.

                     Provider [Initials illegible] Customer [Initials illegible]

      2. SERVICES BY PROVIDER

      2.1 Telecommunications Services. Provider shall provide the products and services to the End Users under the terms and conditions of service as set forth in applicable Federal and State tariffs. Provider shall charge End Users the fees and rates set forth in Exhibit 1.1 and supporting Exhibits for such products and services and account to Customer in accordance with Section 3.2 for the commission earned thereon (GP%) less the fees and costs set forth in Exhibit 2.2.

      2.2 Support Services. Provider shall provide the support services, which is attached hereto and incorporated herein by reference. Provider will charge Customer the fees and rates set forth in Exhibit 2.2 for such services.

      3. SERVICE FEES AND PAYMENT TERMS

      3.1 Monthly Invoice to End Users. Provider shall invoice End User each month based on the tariffed rates and fees established pursuant to the terms of
Section 2.1. These invoices shall direct End Users to remit payments to Provider. Customer hereby agrees, covenants and warrants that it will not direct any End User to remit payments to any person or location other than Provider.

      3.2 Monthly Statement to Customer. Within two weeks from the day that End User invoices are distributed, Provider shall forward a monthly statement (the "Monthly Statement") to Customer. The Monthly Statement shall include charges rendered by Provider to Customer for services provided under this Agreement at the rates and fees set forth in Exhibits 1.1 and 2.2 (and any and all taxes applicable thereto) and any and all commissions payable by Provider to Customer pursuant to this Agreement, together with details of the amounts billed to End Users on which such commissions shall have been calculated

      3.3 Terms of Payment. Within thirty days of the date on which the Monthly Statement is sent to Customer ("the Monthly Statement Date"), Provider shall pay to Customer by wire transfer 50% of any sums owing thereunder by Provider to Customer. The balance of any such sums owing shall be paid by Provider to Customer as to 25% within 45 days of the Monthly Statement Date and as to the remaining 25% within 60 days of the Monthly Statement Date. If the Monthly Statement indicates that sums are due by Customer to Provider, Customer shall pay such sums within thirty days of receipt of Monthly Statement.

      3.4 Disputed Amounts. Except for mathematical errors on the face of the Monthly Statement, all sums shown as payable thereunder shall be payable in full subject to the provisions of Section 3.3. Thereafter, Customer shall have sixty
(60) days to submit billing disputes in writing to Provider. Provider shall have thirty (30) days to respond to the dispute. If Provider determines that the dispute is valid, appropriate adjustment will be made. If Provider denies the request for adjustment,

                     Provider [Initials illegible] Customer [Initials illegible]

Customer may escalate the dispute to a Provider executive above the level of Vice President. Provider's final determination shall be sent to Customer within thirty (30) days of such escalation by Customer. All billing disputes not resolved by the parties will be determined pursuant to Section 8.12 of the Agreement.

      4. DUTIES OF CUSTOMER

      4.1 Conformity with Laws. Customer shall perform its obligations under this Agreement in accordance with applicable law and in a commercially reasonable and businesslike manner, adhering to professional standards of conduct.

      4.2. Submission of Orders. Customer understands that its utilization of letters of agency and associated order forms (collectively "LOA's") that meet all regulatory requirements and compliance with legal requirements regarding marketing practices is essential to the operation of its business and the maintenance of Provider's good standing with the Local Exchange Carriers ("LEC's"), Federal Communications Commission ("FCC"), State Public Utilities Commissions ("PUC's") and other entities. Accordingly, Customer hereby agrees to utilize LOAs which have been mutually agreed upon by Provider and Customer. At a minimum, these LOAs shall comply with all existing regulatory requirements, name Provider as the carrier of record, and limit Provider's liability to any End User pursuant to the limitations set forth in Provider's applicable Federal and State tariffs, regardless of whether such End User's utilization of Provider's services is international, interstate or intrastate. Customer shall submit LOAs signed by prospective End Users to Provider for its acceptance and approval by provider. In the event original executed LOAs are not provided to Provider by Customer at the time of order submission, then Customer shall retain such originals and make copies available to Provider, Customer shall be liable for [any primary interexchange carrier ("PIC") fees that are charged to Provider with respect to such End User, for any credits issued to such End User, and for] any damages incurred by provider as a result of the utilization of an LOA not approved in advance by Provider. Order submitted to Provider by Customer may be reviewed at any time by Provider for accuracy and completeness. In Provider's sole discretion, it if determines that the orders for service submitted by Customer are not sufficiently accurate or complete to meet Provider quality standards, then Provider may require Customer to conduct a Provider training seminar on service orders for Customer personnel. The training session may be held at a location designated by Customer. Provider reserves the right to charge Customer at the rates then current for such training, including reasonable travel expenses plus a daily charge for a training fee which shall not exceed two hundred dollars ($200). In addition, if at any time during this Agreement the percentage of orders submitted to Provider by Customer that are rejected by LECs for any reason other than a PIC freeze is equal to or greater than ten percent (10%), Provider reserves the right to conduct additional training seminars for Customer at Customer's expense and to suspend accepting any orders from Customer for a period until Customer has taken sufficient steps to correct the actions resulting in the LEC rejects.

                     Provider [Initials illegible] Customer [Initials illegible]

      4.3 End User Selection. Provider hereby reserves the right to refuse to enroll any End User tendered by Customer if in Provider's sole opinion End User represents an unacceptable credit risk. Unless prohibited by law or other contract, Provider shall, if so requested by Customer, be obliged to advise Customer of appropriate credit information of End User whom Provider refuses to enrol due to its claim that the End User re[presnts a significant credit risk. No End User will be unreasonably denied access by Provider.

      4.4 Customer Representation. Any and all statements or representations made to third parties by Customer with respect to Provider and Customer's relationship to Provider, the services or products Provider provides, or the terms and conditions of this Agreement, must true, accurate, not misleading and conform to and be consistent with the terms and conditions of this Agreement.

      4.5 Marketing Materials. Any and all materials to be used by Customer in its marketing activities under this Agreement, that have not been supplied by Provider but have or should have Provider's name or logo, must be submitted to Provider for approval at least seven (7) business days prior to use. Such materials include, but are not limited to, telephone scripts, proposals, service order forms and any and all other materials to be used in Customer's marketing activities. Provider, in its sole discretion, may prohibit the use of any materials that it determines do not accurately reflect Provider, the products and services, the terms and conditions of this Agreement, or may adversely affect its name, trade names, logos, service marks, trademarks, reputation or business in general.

      4.6 Ability to Perform. Provider and Customer each represents and warrants to the other that it has not been requested to disclose to the other, or to use on behalf of the other, any confidential information belonging to a third party, nor will it use such information it may have on behalf of the other, there are no restrictions imposed on it by third parties that would limit its ability to perform its obligations under this Agreement, and neither it nor any of its officers or principals have been convicted of a felony.

      5. RELATIONSHIP

      The parties acknowledge that Customer is an independent contractor and is not a legal representative or agent of Provider for any purpose except as set forth in this Agreement. Provider and Customer agree that their relationship arising from this Agreement does not constitute or create a general agency, joint venture, partnership, employment relationship or franchise between them. Customer is not authorized to, and agrees that it will not make any warranties or representations, or assume or create any other obligations, on Provider's behalf, except with the prior written consent of Provider. In accordance herewith, Customer shall maintain its own business offices, and Provider shall in no respect, exercise any direct

                     Provider [Initials illegible] Customer [Initials illegible] supervision of Customer's activities. Neither Customer nor any employee or agent of Customer who is compensated for services paid by Customer may directly or indirectly, expressly or by implication, be construed as an employee of Provider for any purpose, including, but not limited to, insurance benefits or tax withholdings, levied or fixed by any city, state or federal governmental agency.

      6. INDEMNIFICATION AND WARRANTIES

      6.1 Customer Indemnification. Customer shall indemnify and hold Provider harmless from any and all claims, damages, expenses, liabilities, losses or judgments (collectively, "Claims") for or relating to any and all (i) injury or loss of life to persons, (ii) damage to or loss of property, and (iii) reasonable attorney fees and other costs of litigation incurred by Provider in connection with any such Claims, caused in material part by Customer or its employees or agents in connection with Customer's obligations stated herein, as well as Customer's material omissions or misrepresentations or services provided by Provider herein, regardless of the form of action. Except where solely caused by Provider's willful misconduct, Customer shall defend on behalf of Provider any suit brought against Provider for any such Claims and Customer shall reimburse Provider for all reasonable attorney's fees and other costs of litigation incurred in connection therewith promptly upon a presentation of a statement therefor. If Customer fails to pay such fees and expenses as set forth in this Section 6.1, then Provider shall have the right to invoice Customer for said fees and expenses or offset and recover said fees and expenses from any moneys due to Customer by Provider.

      6.2 Provider Indemnification. Provider shall indemnify and hold Customer harmless from any and all Claims for or relating to any and all (i) injury or loss of life to persons, (ii) damage to or loss of property, and (iii) reasonable attorney fees and other costs of litigation incurred by Customer in connection with any such Claims, caused in material part by Provider or its employees or agents in connection with Provider's obligations stated herein, as well as Provider's material omissions or misrepresentations of services provided herein. Except where solely caused by Customer's willful misconduct, Provider shall defend on behalf of Customer any suit brought against Customer for any such Claims and Provider shall reimburse Customer for all reasonable attorney's fees and other costs of litigation incurred in connection therewith promptly upon a presentation of a statement therefor.

      6.3 Customer Warranty. Customer warrants that it has the authority to select Provider to provide the services described herein and that this selection does not and will not violate any other arrangement to which Customer is bound. This warranty will survive the execution of this Agreement. Customer will indemnify and hold Provider harmless from any loss, costs or expense including cost of litigation, such as attorneys' fees, court costs, and other investigate and legal

                     Provider [Initials illegible] Customer [Initials illegible] support personnel incurred by Provider in defending claims made by other with respect to services provided under this Agreement.

      6.4 Provider Warranty. PROVIDER WARRANTS THAT IT WILL USE ALL REASONABLE EFFORTS TO MAINTAIN [ITS OVERALL NETWORK QUALITY]. THE QUALITY OF SERVICE PROVIDED HEREUNDER SHALL BE CONSISTENT WITH TELECOMMUNICATIONS COMMON CARRIER INDUSTRY STANDARDS, GOVERNMENT REGULATIONS AND SOUND BUSINESS PRACTICES. PROVIDER MAKES NO OTHER WARRANTY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE SERVICE OR THE LOCAL ACCESS OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES BY PROVIDER ARE HEREBY EXCLUDED AND DISCLAIMED.

      6.5 Damages. IN NO EVENT WILL PROVIDER BE LIABLE TO CUSTOMER FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, PUNITIVE, OR ANY OTHER SIMILAR DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS HEREUNDER. CUSTOMER'S SOLE REMEDY WILL BE FOR THE TERMINATION OF THIS AGREEMENT AS PROVIDED FOR IN SECTION 7 AND REIMBURSEMENT FOR ITS DIRECT DAMAGES. PROVIDER'S OBLIGATIONS TO ANY END USER ARE LIMITED BY ITS ORDER FORMS, AGREEMENTS AND APPLICABLE FEDERAL AND STATE TARIFFS.

      6.6 Confidential Information. Customer and Provider hereby acknowledge and agree that on and after the date of this Agreement for a period of two (2) years following its termination, each party shall hold in the strictest confidence, and shall not use or disclose to any person, firm or corporation (other than on a need-to-know basis), without the written authorization of the other party, any Confidential Information in its possession pertaining to the other party, including, without limitation, End User account data, except as may be ordered by a court of competent jurisdiction of a claim involving the subject matter of such Confidential Information. As used in this Agreement, "Confidential Information" means the terms and conditions contained in this Agreement, including the consideration payable hereunder, and all information, documents and materials not generally available to the public which have been provided by one party to the other in connection with the transactions contemplated hereby or which otherwise relate to, the Customers and End User accounts. The parties further acknowledge that they are entering into this Agreement in good faith, that their relationship has been and is expected to continue to be one or mutual respect and good will, and that they shall continue to describe each other in a manner consistent with the tenor of their relationship and shall at no time make any statement or remark to any person, firm or entity inconsistent herewith. Customer and Provider each acknowledge and agree that any breach of this Section would cause the other party irreparable harm. Accordingly, the non-breaching party may seek and obtain injunctive relief against

                     Provider [Initials illegible] Customer [Initials illegible] the breach or threatened breach of this Section 6.6, in addition to any other remedies to which such party may be entitled at law or in equity. The provisions of this Section 6.6 survive the termination of this Agreement.

      6.7 Taxes. Except for those taxes assessed on the services provided to the End Users by Provider, including without limitation sales, excise and utility taxes, which will be reported and remitted to the applicable taxing authorities by Provider, Customer assumes full responsibility, including without limitation the preparation, distribution and filing of all forms, returns and reports required by Federal, State and Local laws and regulations, for reporting all Federal, State and Local taxes and other assessments, including without limitation income, employment, property, and business and occupation taxes.

      7. TERM AND TERMINATION

      7.1 Term and Renewal. The term of this Agreement shall be for an initial period of three (3) years from the date of execution by Provider ("Initial Term"). Thereafter, upon the expiration of the Initial Term, this Agreement shall be automatically renewed for additional one (1) year periods of time ("Renewal Terms") unless terminated pursuant to any of the provisions in Section 7.

      7.2 Termination Upon Bankruptcy. If either party (i) for any reason ceases to conduct business in the normal course; (ii) files (a) a general assignment for the benefit of creditors, (b) a petition in bankruptcy, (c) a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar arrangement under any statute, law or regulation, or, (d) an answer admitting the material allegations of a petition against it in any such proceedings; (iii) consents to or acquiesces in the appointment of a custodian, trustee, receiver, or liquidator of it or all and any substantial part of its assets or properties; (iv) through its shareholders or partners shall take any action looking to its dissolution, winding-up or liquidation; or (v) becomes subject to any order for relief entered against it by a bankruptcy court or other court of competent jurisdiction, the other party may immediately termination this Agreement upon written notice.

      7.3 Termination for Regulatory Violation. As more fully described in
Section 4.2, Customer understands that Provider's good standing with the LECs, FCC, PUCs and other entities is essential to its ability to provide services to Customer, the End Users and Provider's other customers. Therefore, Customer agrees, convenants and warrants that it shall comply with all legal and regulatory requirements and the guidelines outlined in this Agreement. If complaints are sustained against Customer, or against Provider as a result of Customer's acts or omissions, by the LECs, FCC, PUCs or other entities, Provider reserves the right to impose a charge of four hundred dollars ($400) or two times any penalty imposed, whichever is greater, per complaint. Additionally, if Provider determines that Customer has knowingly submitted to Provider an End User for which the LOA was either forged or unethically obtained, for which Customer is acting outside of

                     Provider [Initials illegible] Customer [Initials illegible] the rights granted under the LOA, or for which Customer is unable to provide an original or suitable copy of the LOA, or if Provider determines, in its sole discretion which shall be reasonably exercised, that Provider's FCC or PUC certification or right to do business in any state is threatened as a result of Customer's acts or omissions, then Provider may either immediately terminate this Agreement upon written notice or suspend accepting any orders from Customer for a period until Customer has taken action to correct such practices.

      7.4 Termination for Lack of Performance. Provider may terminate this Agreement upon thirty (30) days prior written notice to Customer if Customer fails to meet the following minimum monthly usage requirements:

      (i) at least fifty thousand dollars ($50,000) in total gross monthly revenues (net of taxes) billed to the End Users by the end of the ninth
      (9th) full month service has been in effect; and

      (ii) at least one hundred thousand dollars ($100,000) in total gross monthly revenues (net of taxes) billed to the End Users by the end of the eighteenth (18th) full month service has been in effect.

      7.5 Termination for Non-Payment. Subject to Section 7.7 below, either party may immediately terminate this Agreement without notice if the other party fails to make the required payments in the manner set forth in Section 3.3.

      7.6 Termination for Intentional Breach. In the event of an intentional breach of any term or condition of this Agreement by Customer, including without limitation the covenant contained in Section 3.1, Provider may immediately terminate this Agreement upon written notice.

      7.7 Termination for Material Breach. In the event of a material breach of any term or condition of this Agreement by either party, the non-breaching party will provide the breaching party thirty (30) days written notice in which to cure said breach, and if such breach is not cured within said thirty (30) day period, this Agreement may be termination at the election of the non-breaching party.

      7.8 Termination Upon Rate Increase. If Provider's costs to provide service under this Agreement either increase or are greater than the rates and fees charged to Customer, Provider may, upon thirty (30) days prior written notice, increase the rates and fees set forth in this Agreement or the Exhibits attached hereto to a reasonable amount that covers such cost increase or costs to provide service. In the event that Provider increases any of the rates and fees for the services provided as specified herein, except as provided in Section 2.1 above, and such increase shall result in an overall increase of five percent (5%) or more in the amounts per minute or other unit of measurement charged against revenue from End Users in determining commissions due to Customer in the Monthly Statement as averaged over the previous three (3) months, then Customer may terminate this

                     Provider [Initials illegible] Customer [Initials illegible]

Agreement by providing thirty (30) days prior written notice. Customer must provide such notice within sixty (60) days of receipt of Provider's notice to Customer of the increase. Customer's failure to provide such notice within said sixty (60) day period shall be conclusive evidence of its acceptance of the increase and its determination not to terminate this Agreement under this
Section 7.8.

      7.9 Termination Upon End of Term. Notwithstanding anything to the contrary herein, Customer may terminate this Agreement upon sixty (60) days written notice prior to the end of the Initial Term or any Renewal Term.

      7.10 Put and Call Options. This Agreement provides Customer with the opportunity to either receive payment for its interests under this Agreement or obtain ownership of the End User accounts pursuant to the following terms and conditions.

            7.10.1 Option to Put. In the event of termination of this Agreement by Provider pursuant to Section 7.2, 7.4, 7.5, 7.6 or 7.7 or by Customer pursuant to Section 7.7, 7.8 or 7.9, Customer shall have the right to put its interests under this Agreement in a continuing revenue stream to Provider ("Option to Put"), net of any amounts due and payable to Provider. In addition, Customer shall have the Option to Put its interests relating to either the commercial or residential End User base at any time without terminating this Agreement in relation to the other End User base. If Customer chooses to exercise its Option to Put under any of these circumstances (except for termination by Provider pursuant to Section 7.3 or 7.6), Customer shall be entitled to a Put Fee relating to its interests in the commercial and/or residential End User base(s), to be determined as follows: At the time that Customer exercises its Option to Put, Provider shall assign an Integrity Quotient ("IQ") to each of four (4) factors in connection with the commercial End User base based on the following matrix ("Matrix 1"):

--------------------------------------------------------------------------------
Integrity Quotient         2           1            0          -1          TBD
--------------------------------------------------------------------------------
Bad Debts                 <3%        3%-4%       >4%-5%      >5%-10%      >10%
--------------------------------------------------------------------------------
Revenue/End User         >300     >$150-$300   >$100-$150   $25-S100      <$25
--------------------------------------------------------------------------------
Attrition                 <2%        2%-4%       >4%-5%      >5%-10%      >10%
--------------------------------------------------------------------------------
Gross Margin             >25%      >18%-25%     >13%-18%     10%-13%      <10%
--------------------------------------------------------------------------------

and in connection with the residential End User base based on the following matrix ("Matrix 2"):

--------------------------------------------------------------------------------
Integrity Quotient         2            1             0          -1         TBD
--------------------------------------------------------------------------------
Bad Debts                <3.5%     3.5%-5.0%     >5.0%-6.5%   >6.5%-10%    >10%
--------------------------------------------------------------------------------
Revenue/End User         >$50       >$30-$50      >$15-$30     $12-$15     <$12
--------------------------------------------------------------------------------
Attrition                 <3%         3%-4%        >4%-6%      >6%-10%     >10%
--------------------------------------------------------------------------------
Gross Margin             >25%       >20%-25%      >15%-20%     10%-15%     <10%
--------------------------------------------------------------------------------

The factors used in assigning an IQ to each of the standards set forth in Matrix 1 and Matrix 2 are as follows: (1) Bad Debt shall be a percentage equal to the total

                     Provider [Initials illegible] Customer [Initials illegible] revenues (net of taxes) billed to the End Users that have been written off by Provider as uncollectable (i.e., End User accounts that are at least sixty (60) days past due) during the previous six (6) months divided by the total gross revenues (net of taxes) billed to the End Users during the previous six (6) months; (2) Revenue/End User shall be a dollar amount equal to the average gross monthly revenues (net of taxes) billed to the End Users enrolled in Provider's services during the previous six (6) months; (3) Attrition shall be a percentage equal to the average gross monthly revenues (net of taxes) of the End Users who have left Provider's service or have so substantially reduced the level of services utilized that it is deemed to be insignificant during the previous six
(6) months divided by the average gross monthly revenues (net of taxes) of all End Users during the previous six (6) months; and (4) Gross Margin shall be a percentage equal to the total gross revenues (net of taxes) billed to the End Users during the previous six (6) months, reduced by the total revenues billed to Customer during the previous six (6) months, and then divided by the total gross revenues (net of taxes) billed to the End Users during the previous six
(6) months. Once an IQ is assigned to each of the standards, the IQ's are totalled. The total IQ associated with the End User base is then used to determine a multiple according to the following matrix ("Matrix 3"):

      Average Gross Monthly Revenues Billed to the End Users (Net of Taxes)

--------------------------------------------------------------------------------=------------------
Integrity Quotient  Less than  $50,000 -  > $100,000 -   > $250,000    > $1 Million     More than
                    $50,000    $100,000     $250,000     - $1 Million  - $1.5 Million  $1.5 Million
--------------------------------------------------------------------------------=------------------
4 or more              TBD         2            3              4              5             6
--------------------------------------------------------------------------------=------------------
   3                   TBD        1.5           2              3              4             5
--------------------------------------------------------------------------------=------------------
   2                   TBD         1           1.5             2              3             3
--------------------------------------------------------------------------------=------------------
   1                   TBD        0.5           1             1.5             2             2
--------------------------------------------------------------------------------=------------------
0 or less              TBD        TBD          TBD            TBD            TBD           TBD
--------------------------------------------------------------------------------=------------------

Based on Matrix 3, the applicable multiple is applied to the average gross monthly revenues (net of taxes) billed to the commercial or residential End Users during the previous six (6) months, and the resulting amount is the corresponding Put Fee. However, in the event that (i) any one (1) of the four
(4) factors described above exceeds the limitations defined in the right column headed "TBD" in Matrix 1 or Matrix 2, (ii) the average gross monthly revenue (net of taxes) billed to the commercial or residential End Users is less than $50,000 and/or the total IQ is zero (0) or less as noted in Matrix 3, or (iii) Provider terminates this Agreement pursuant to Section 7.3 or 7.6 Provider shall have the right and authority in its sole discretion to determine the amount of the Put Fee relating to the commercial and/or the residential End User base. If the Put Fee determined by Provider is not acceptable to Customer, Customer shall have the right to exercise its Option to Call pursuant to Subsection 7.10.2. Provider shall pay any Put Fee payable to Customer pursuant to this Subsection
7.10.1 in twelve (12) equal monthly payments.

                  7.10.2 Option to Call. In the event of termination of this Agreement by Customer pursuant to Section 7.7, 7.8 or 7.9 or Customer's declination of Provider's discretionary determination of the Put Fee under the terms of Subsection 7.10.1 (provided that Customer is not otherwise in material breach of any term or condition in this Agreement), Customer shall have the right to call

                     Provider [Initials illegible] Customer [Initials illegible] the commercial and residential End User accounts from Provider ("Option to Call"). Customer shall not have the right to exercise its Option to Call if this Agreement is terminated for any reason other than described in this Subsection
7.10.2. If Customer chooses to exercise its Option to Call, Provider shall be entitled to a Call Fee of five (5) times the average gross monthly revenues (net of taxes) billed to the commercial and residential End Users during the previous six (6) months. Customer can exercise its Option to Call only upon full payment of the Call Fee and only if it has obtained the requisite certifications from the FCC, PUCs and any and all other government agencies, or it wishes to transfer the commercial and residential End User accounts to another fully certified interexchange carrier ("IXC"). Customer, at its own expense, shall take any and all actions necessary to accommodate the transfer of End User accounts from Provider to Customer or the other IXC, as the case may be, including, but not limited to, securing new LOAs in Customer's or the other IXC's name, as the case may be, or obtain the requisite approvals from the FCC, PUCs or other governmental agencies for a bulk transfer. Customer shall indemnify and hold Provider harmless from any and all Claims for or relating to Customer's failure to properly take the necessary actions to accommodate the transfer of End User accounts. In the event that Customer exercises its Option to Call under this Section 7.10.2, Provider shall not subsequently use the proprietary information contained in its database to directly solicit End Users away from Customer.

      7.11 Disclosure and Payment of Employee and Agent Commissions Upon Termination. Except in the case of Customer exercising its Option to Call pursuant to Subsection 7.10.2, Customer shall disclose any and all existing obligations Customer has to pay commissions and other fees to any and all employees, agents and representatives of Customer immediately upon termination of this Agreement. Unless otherwise agreed to by Provider, Customer shall remain liable for any and all commissions and other fees that may become payable to any employee, agent or representative after termination of this Agreement, and Customer shall indemnify and hold Provider harmless from any and all Claims (as defined in Section 6.1) for or relating to Customer's failure to pay such commissions or other fees. If Provider agrees to assume any of Customer's obligations to pay commissions and other fees to any of Customer's employees agents and representatives after termination of this Agreement, Provider shall have the right and authority to assign a reasonable current value to such obligations and to reduce the amount of the Put Fee under Subsection 7.10.1 by such value.

      7.12 Removal of End Users Upon Termination. Except in the case of Customer exercising its Option to Call pursuant to Subsection 7.10.2, Customer shall not solicit any End User for any telecommunications services provided by other telecommunications carriers where such services are at such time available from Provider, remove any End User from Provider's service, or in any manner, under any conditions whatsoever, change, alter or tamper with the existing End User base during the term of this Agreement and for a period of two (2) years following termination of this Agreement. Any person or entity having any direct or

                     Provider [Initials illegible] Customer [Initials illegible] beneficial interest attributable to or from Customer shall be bound by the provisions of this covenant, including, but not limited to, employees, agents, representatives, directors, officers, shareholders, partners, relatives of any of these persons, or any other such related person or entity ("Related Party"). In the event Customer or a Related Party breaches this covenant, Provider shall have the right to recover the greater of (i) any and all Put Fee amounts paid to Customer pursuant to Section 7.10.1 or (ii) six (6) times the average gross monthly revenues (net of taxes) billed during the previous six (6) months to the End Users removed from Provider's services. In addition, Provider shall have the right to terminate payment of any remaining Put Fee amounts payable to Customer pursuant to Subsection 7.10.1. The terms, conditions, warranties and covenants set forth in this Section 7.12 shall survive the termination of this Agreement.

      7.13 Cessation of Use of Materials and Proprietary Information Upon Termination. Upon termination of this Agreement for any reason, each party hereto must immediately cease and desist from the use, if any, of all of the other party's logos, trade names, service marks, trademarks, Proprietary Information (including copies and summaries thereof), and marketing materials.

      8. MISCELLANEOUS

      8.1 Assignment. This Agreement shall be binding upon and shall move to benefit the parties and their legal representatives, heirs and successors. However, except as provided below, neither parties' interest in this Agreement nor its rights, obligations or duties hereunder may be assigned or otherwise transferred, either voluntarily or involuntarily, without the prior written consent of the other party, which shall not be unreasonably withheld. Any such attempted transfer shall be void and shall constitute a breach of this Agreement. Customer's prior written consent shall not be required if Provider sells its entire business or there is a change of control of Provider nor shall Provider's prior written consent be required if Customer sells its entire business or there is a change of control of Customer.

      8.2 Notices. Any notice, statement, or other report required or permitted by this Agreement must (I) be in writing and is deemed given on (a) the business day or delivery if delivered personally, (b) the business day of transmission if sent by facsimile and received before 2 p.m. recipient's time, (c) the third business day following the date of deposit in the U.S. mail if mailed by registered or certified mail, return receipt requested, postage prepaid, or (d) the first business day following the date of deposit with the courier if sent via a public or private express mail service for overnight delivery; and (ii) addressed to the other party at the address set forth below, or at such other address as either party may designate from time to time in writing in accordance with this subsection.

If to Provider, addressed to:

Steven Lampert

                     Provider [Initials illegible] Customer [Initials illegible]

President and CEO
Long Distance Direct, Inc
1 Blue Hill Plaza
Pearl River
NY 10965
Phone: (914) 620-0765
Fax: (914) 620-1889

If to Customer, addressed to:

New Media Telecommunications, Inc.
Attention: Jonathan Weisz, President
4225 Executive Square, Suite 1070
La Jolla, CA 92037
Phone: (619) 558-3333
Fax: (619) 558-3344

      8.3 Governing Law. This Agreement shall be construed in accordance with and be enforced by and under the laws of the State of New York, without recourse to its conflict of laws. Except as otherwise provided in Section 8.12, venue for any action concerning this Agreement shall be in the Rockland County, State of New York, or the Federal courts located in Rockland County, New York.

      8.4 Severability. The illegality or unenforceability of any provision or portion of this Agreement does not affect the legality or enforceability of any other provision or portion. If any provision or portion of this Agreement is deemed illegal or unenforceable for any reason, there will be deemed to be made such minimum change in such portion or provision as is necessary to make it valid and enforceable and acceptable to the parties as so modified.

      8.5 Entire Agreement. This Agreement sets forth the entire understanding between the parties concerning the subject matter hereof, and supersedes all prior negotiations and understandings with respect thereto. There are no covenants, promises, agreements, conditions or understandings, either written or oral, between the parties and relating to the subject matter of this Agreement other than those set forth herein.

      8.6 Opportunity to Participate in Drafting. The parties have had an equal opportunity to participate in drafting of this Agreement and any exhibits attached. No ambiguity shall be construed against any party based upon a claim that that party drafted the applicable language.

      8.7 Full Understanding. In executing this Agreement, each member of each party fully, completely, and unconditionally acknowledges and agrees that it (a) has consulted with, and had the advice and counsel of duly licensed and competent attorney and that it has executed this Agreement after independent

                     Provider [Initials illegible] Customer [Initials illegible] investigation, voluntarily and without fraud, duress, or undue influence, and
(b) expressly consents that this Agreement be given full force and effect according to each and every of its express terms and provisions.

      8.8 Amendments: Waivers: Remedies. This Agreement, or any of its provisions, may not be amended, or modified, and no provision may be waived, unless such amendment, modification, or waiver is in writing and signed by the party against whom enforcement is sought. The waiver of any breach or default under this Agreement does not constitute the waiver of any other breach or default, whether or not similar, nor any subsequent breach of the same provision. The election by either party of any right or remedy contained in this Agreement is not exclusive of any other rights or remedies in law or equity other than as may be limited in this Agreement.

      8.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which is an original, but all of which together shall constitute one and the same instrument. The individuals signing this Agreement represent and warrant that they are authorized to bind and do so bind the party on behalf of which they are executing this Agreement. This Agreement is binding on the parties and their respective successors and permitted assigns.

      8.10 Force Majeure. If Provider's or Customer's performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to acts of God, fire, explosion, vandalism, disruption in service by an underlying carrier, LEC or other third party, material tariff amendments or cancellation, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States government or state or local governments, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more said governments, or of any civil or military authority, or by national emergency, insurrection, riot, war, strike, lockout or work stoppage or other labor difficulties, supplier, failure, shortage, breach or delay (other than cause directly by the negligence of said party), then Provider or Customer shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction, or interference. Provider or Customer shall use reasonable efforts under the circumstances to avoid or remove such causes or nonperformance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease.

      8.11 Attorney Fees and Costs. In the event of any legal dispute between the parties relating to the Agreement, including arbitration provided for in
Section 8.12, the most prevailing party shall be entitled to all costs and legal expenses including, but not limited to, reasonable attorney fees, accounting fees, court costs, expert witness fees and investigation expenses.

                     Provider [Initials illegible] Customer [Initials illegible]

      8.12 Arbitration. Unless otherwise provided for in this Agreement, any dispute between Provider and Customer arising under this Agreement that is not resolved between the parties shall be subject to arbitration in the City of Dallas, State of Texas, pursuant to the rules then in effect of the American Arbitration Association (or any other place or under any form of arbitration mutually acceptable to Provider and Customer). The decision rendered by the arbitrator shall be final and conclusive upon the parties in all respects and a judgment thereon may be entered in the highest court of the forum so having jurisdiction of the matter.

      8.13 Authority to Execute. Each person executing this Agreement on behalf of another person or organization represents and warrants to each member or all other parties that he or she is fully authorized to execute and deliver this Agreement on behalf of such person or organization. Each member of each party represents and warrants to all members of all other parties that no consent of any person not a party to this Agreement is necessary in order for this Agreement to be fully and completely binding upon each member of the parties hereto.

      8.14 Captions. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience, and shall not be used to construe, defined, limit or describe the scope or intent of the provisions of this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         * /s/ {ILLEGIBLE]

Long Distance Direct, Inc.               New Media Telecommunications, Inc.


By: /s/ Michael Preston                  By: /s/ Jonathan Heisz
    ----------------------------             -------------------------------

Printed Name: Michael Preston            Printed Name: Jonathan Heisz

Title: Vice President                    Title: President

Date: 2/25/98                            Date: 2/20/98

* See addendum Feb 20th 1998 attached [ILLEGIBLE]

                     Provider [Initials illegible] Customer [Initials illegible]

                                   EXHIBIT 1.1

                   TELECOMMUNICATIONS SERVICES, RATES AND FEES

1. Usage Rates. Provider shall charge End Users the following rates for all usage and in respect thereof Customer shall be entitled to receive as a commission the percentage on such rates (GP%) shown against each such rate:

      a.    Switched and dedicated 1 + and 800:

            (1) Interstate: Interstate usage shall be charged based on two separate rate sets relating to commercial and residential End Users. When creating a new customer account, Customer shall specify whether a given End User should be charged commercial or residential rates.

                  Residential switched service

                  The applicable rates for residential switched interstate service are as follows:

                  Residential outbound:  $0.129 per minute (GP% = 31.4%)
                  Residential inbound:   $0.139 per minute (GP% = 31.4%)

                  Commercial switched service - outbound

                  Customer may elect to market switched outbound service to commercial customers at varying rates. The rates for commercial interstate outbound service, and the applicable commission percentages are as follows:

                  $0.099 per minute (6%)
                  $0.105 per minute (10%)
                  $0.109 per minute (14.5%)
                  $0.115 per minute (18%)
                  $0.119 per minute (22%)

                  Commercial dedicated service - outbound

                  Customer may also elect to market dedicated outbound service to commercial customers. In such case, Customer may market at any rate above Customer's "buy" price for such service, and the commission percentage on such traffic will be calculated as the difference between the "buy" price and the rate actually charged to the End User, expressed as a percentage of such rate. Customer's "buy" price shall be set at $0.06 per minute.

                     Provider [Initials illegible] Customer [Initials illegible]

                  In any month in which total billings in respect of dedicated traffic from commercial End Users introduced by Customer aggregates $10,000, Customer's "buy" price shall be reduced to $0.058 per minute. End Users shall be responsible for all installation and set-up costs associated with the provision of dedicated service. End Users shall also be responsible for all monthly recurring charges in connection with dedicated service, save that where the End User has entered into a contract with Provider for such service for a term of not less than twelve months Provider agrees to waive such monthly recurring charges in any month where End User has total billable usage charges for dedicated service, excluding such monthly recurring charges, of not less than $3,500.

                  Commercial switched service - inbound

                  Customer may elect to market switched inbound service to commercial customers at varying rates. The rates for commercial interstate inbound service, and the applicable commission percentages are as follows:

                  $0.109 per minute (6%)
                  $0.115 per minute (10%)
                  $0.119 per minute (14.5%)
                  $0.129 per minute (22%)

                  Commercial dedicated service - inbound

                  Customer may also elect to market dedicated inbound service to commercial customers. In such case, Customer may market at any rate above Customer's "buy" price for such service, and the commission percentage on such traffic will be calculated as the difference between the "buy" price and the rate actually charged to the End User, expressed as a percentage of such rate. Customer's "buy" price shall be set at $0.065 per minute. In any month in which total billings in respect of dedicated traffic from commercial End Users introduced by Customer aggregates $10,000, Customer's "buy" price shall be reduced to $0.063 per minute. End Users shall be responsible for all installation and set-up costs associated with the provision of dedicated service. End Users shall also be responsible for all monthly recurring charges in connection with dedicated service, save that where the End User has entered into a contract with Provider for such service for a term of not less than twelve months Provider agrees to waive such monthly recurring charges in any month where End User has total billable usage

                     Provider [Initials illegible] Customer [Initials illegible]
                  charges for dedicated service, excluding such monthly recurring charges, of not less than $3,500.

            (2) Intrastate outbound: Intrastate outbound usage shall be charged based on two separate rate sets relating to commercial and residential End Users. When creating a new customer account, Customer shall be able to specify whether a given End User should be charged commercial or residential rates. The applicable rates for residential switched inbound service are as follows:

                  Residential (applicable to the first 20,000 End Users): See attached Schedule on Exhibit 1.2

                  Residential (applicable to End Users over 20,000): See
                    attached Schedule on Exhibit 1.3

                  Commercial - switched: See attached Schedule on Exhibit 1.4(a)

                  Commercial - dedicated: See attached Schedule on Exhibit
                  1.4(b)

            (3) Intrastate inbound: Switched intrastate inbound usage shall be charged based on one single rate set applicable to both residential and commercial End Users without distinction. The applicable rates are set forth on the attached Schedule on
                  Exhibit 1.5(a). The rates for dedicated inbound intrastate usage are set forth on the attached Schedule on Exhibit 1.5(b).

            (4) International: International usage shall be charged based on two separate rate sets relating to commercial and residential End Users. When creating a new customer account, Customer shall specify whether a given End User should be charged commercial or residential rates. The applicable rates are as follows:

                  Residential (applicable to the first 20,000 End Users): See attached Schedule on Exhibit 1.6

                  Residential (applicable to End Users over 20,000): See
                    attached Schedule on Exhibit 1.7

                  Commercial - switched: See attached Schedule on Exhibit 1.8(a)

                  Commercial -- dedicated: See attached Schedule on Exhibit
                  1.8(b)

                     Provider [Initials illegible] Customer [Initials illegible]

            (5)   Off-Shore (Alaska, US Virgin Islands and Puerto Rico):
                  $0.25 per minute (GP% = 25%).

            (6)   Domestic Directory Assistance: $0.95 per call (GP% = 25%)

      (b)   Calling Card

            (1) Interstate: $0.08 per minute plus the applicable interstate switched rate as determined pursuant to the terms set forth in
                  Section 1.a.(1) of this Exhibit 1.1, plus a per call charge of $0.25 (GP% on entire charge = 25%).

            (2) Intrastate: $0.08 per minute plus the applicable intrastate switched rate as determined pursuant to the terms set forth in
                  Section 1.a.(2) of this Exhibit 1.1, plus a per call charge of $0.25 (GP% on rates as per relevant Schedule; GP% on per call charge = 0%).

            (3) International: $0.08 plus the international switched rates as determined pursuant to the terms set forth in Section 1.a.(4) of this Exhibit 1.1, plus a per call charge of $1.25 (GP% on rates as per relevant Schedule; GP% on per call charge = 0%).

            (4) Off-Shore (Alaska, US Virgin Islands and Puerto Rico): $0.35 per minute (GP% = 25%).

            (5)   Directory Assistance: $0.95 per call (GP% = 25%).

      c.    Connection Card - Special Feature Rates

            *0 = Operator Services

            $1.20 = Directory Assistance (domestic) inc. Puerto Rico and
            U.S.V.I.

            $1.25 = Directory Assistance in Canada

            $8.75 = International Directory Assistance List A

            $9.95 = International Directory Assistance List B

            $1.00 = Direct Connect/Station-to-Station

                     Provider [Initials illegible] Customer [Initials illegible]

            $4.50 = Direct Connect/Station-to-Station

** International List A Includes Bermuda, country code 809 and the following countries:

      Australia
      Austria
      Finland
      France
      Germany
      Mexico
      New Zealand
      Netherlands
      Spain
      Switzerland
      United Kingdom

      ** International List B includes all other international countries

      * 1 = Voice New Network:
            $0.38/minute

      * 2 = Conference Calling:
            $3.50 set up fee (per participant, other than customer)

            Usage rates per bridgeport:

                               Weekday           Weekend
                               -------           -------
      Domestic calls:           $0.55             $0.35

      Calls to Canada:          $1.10             $0.80

      Calls to Mexico           $1.20             $1.20

      Calls to Int'l locations  (except Canada and Mexico)

      The rate period and rates specified in Sections C-3.072 and C-3.073, respectively, will apply (Tariff FCC No. 1).

      Weekday is defined as Mon 12:00 a.m. CST to Fri 11:59 p.m. CST

      Weekend is defined as 12:00 a.m. CST Saturday through 11:59 p.m. CST
      Sunday.

      *4 = Message Store & Forward

MESSAGE TYPE                 FEATURE     ORIG            TERM         RATE P/MIN
------------                 -------     ----            ----         ----------
Message to 50 US States      *41         Domestic        Domestic     $ 2.25
                                         Zone 1 & 2      Domestic     $ 7.25

Message to Can/PR/USVI       *42         Domestic        Zone 1       $ 2.75
                                         Zone 1 & 2      Domestic     $ 7.25

Message to Int'l/Mexico      *43         Domestic        Zone 2       $ 6.75
                                         Zone 1 & 2      Domestic     $ 10.75

Broadcast-Up to 5            *44         Domestic        Domestic     $ 8.75
                                         Zone 1 & 2      Domestic     $ 9.25

Broadcast-Up to 10           *45         Domestic        Domestic     $16.25
                                         Zone 1 & 2      Domestic     $31.25

Broadcast-Up to 20           *46         Domestic        Domestic     $28.75
                                         Zone 1 & 2      Domestic     $62.50

Message Status               *47         Domestic         N/A         NO CHGE
                                         Zone 1 &2        N/A         NO CHGE

KEY:        Domestic  =  50 US States
            Zone 1    =  Canada, PR, USVI
            Zone 2    =  All international locations + Mexico

      *9 = Speed dialing:

            No charge

(GP% on all special features = 20%)

      2. Monthly Recurring Charges: Provider will also charge End Users the following monthly recurring charges:

                     Provider [Initials illegible] Customer [Initials illegible]

      (a) Basic Monthly Fee: $1.95 (GP% = 0%); in the event that Customer is able to charge a basic monthly fee in excess of $1,95, the excess thereover shall accrue for the benefit of Customer.

      (b)   Toll Free Number: $5.00 per 800/888 number (GP% = 50%).

      (C)   Verified Account Codes: $10.00 per account (GP% = 50%).

      3. Miscellaneous Charges: All other direct charges not otherwise listed herein imposed by an underlying carrier, LEC or other third party as a result of the activity under this Agreement, including, but not limited to, fines and PIC dispute charges, shall be charged against commission due to Customer. Customer shall not be responsible for access charges and transport fees incurred by Provider.

            THIS EXHIBIT MAY BE AMENDED FROM TIME TO TIME TO REFLECT RATE CHANGES AND ADDITIONAL SERVICES.

                     Provider [Initials illegible] Customer [Initials illegible]

                           LDDI/NMTI INTRASTATE RATES

                                                                     EXHIBIT 1.2

                   ===================================================
                                    1+ RESIDENTIAL
                   ===================================================

                   ---------------------------------------------------
                     NMTI              CUSTOMER                  GP %
----------------------------------------------------------------------
----------------------------------------------------------------------
ALA                 0.0893              0.1190                  25.00
----------------------------------------------------------------------
ARIZ                0.1418              0.1890                  25.00
----------------------------------------------------------------------
ARK                 0.1418              0.1890                  25.00
----------------------------------------------------------------------
CA                  0.0593              0.0790                  25.00
----------------------------------------------------------------------
COL                 0.1418              0.1890                  25.00
----------------------------------------------------------------------
CONN                0.0968              0.1290                  25.00
----------------------------------------------------------------------
DEL                 0.0968              0.1290                  25.00
----------------------------------------------------------------------
FLA                 0.1268              0.1690                  25.00
----------------------------------------------------------------------
GA                  0.1043              0.1390                  25.00
----------------------------------------------------------------------
HAWAII              0.1875              0.2500                  25.00
----------------------------------------------------------------------
IDAHO               0.1643              0.2190                  25.00
----------------------------------------------------------------------
IL                  0.0743              0.0990                  25.00
----------------------------------------------------------------------
IND                 0.1043              0.1390                  25.00
----------------------------------------------------------------------
IOWA                0.1343              0.1790                  25.00
----------------------------------------------------------------------
KAN                 0.1568              0.2090                  25.00
----------------------------------------------------------------------
KENT                0.1118              0.1490                  25.00
----------------------------------------------------------------------
LA                  0.1118              0.1490                  25.00
----------------------------------------------------------------------
ME                  0.2993              0.3990                  25.00
----------------------------------------------------------------------
MD                  0.1118              0.1490                  25.00
----------------------------------------------------------------------
MA                  0.1118              0.1490                  25.00
----------------------------------------------------------------------
MICH                0.1118              0.1490                  25.00
----------------------------------------------------------------------
MINN                0.1343              0.1790                  25.00
----------------------------------------------------------------------
MISS                0.1268              0.1690                  25.00
----------------------------------------------------------------------
MO                  0.1268              0.1690                  25.00
----------------------------------------------------------------------
MONT                0.1568              0.2090                  25.00
----------------------------------------------------------------------
NEB                 0.1493              0.1990                  25.00
----------------------------------------------------------------------
NEV                 0.0968              0.1290                  25.00
----------------------------------------------------------------------
NH                  0.1343              0.1790                  25.00
----------------------------------------------------------------------
NJ                  0.0968              0.1290                  25.00
----------------------------------------------------------------------
NM                  0.1793              0.2390                  25.00
----------------------------------------------------------------------
NY                  0.1118              0.1490                  25.00
----------------------------------------------------------------------
NC                  0.1343              0.1790                  25.00
----------------------------------------------------------------------
ND                  0.1718              0.2290                  25.00
----------------------------------------------------------------------
OH                  0.0968              0.1290                  25.00
----------------------------------------------------------------------
OK                  0.1268              0.1690                  25.00
----------------------------------------------------------------------
ORE                 0.1193              0.1590                  25.00
----------------------------------------------------------------------
PA                  0.1193              0.1590                  25.00
----------------------------------------------------------------------
RI                  0.1268              0.1690                  25.00
----------------------------------------------------------------------
SC                  0.1343              0.1790                  25.00
----------------------------------------------------------------------
SD                  0.1343              0.1790                  25.00
----------------------------------------------------------------------
TENN                0.1418              0.1890                  25.00
----------------------------------------------------------------------
TX                  0.1268              0.1690                  25.00
----------------------------------------------------------------------
UTAH                0.1268              0.1690                  25.00
----------------------------------------------------------------------
VT                  0.1568              0.2090                  25.00
----------------------------------------------------------------------
VA                  0.1193              0.1590                  25.00
----------------------------------------------------------------------
WASH                0.1268              0.1690                  25.00
----------------------------------------------------------------------
WV                  0.1568              0.2090                  25.00
----------------------------------------------------------------------
WIS                 0.1193              0.1590                  25.00
----------------------------------------------------------------------
WY                  0.1718              0.2290                  25.00
----------------------------------------------------------------------

                           LDDI/NMTI INTRASTATE RATES

                                                                     EXHIBIT 1.3

                   ===================================================
                                    1+ RESIDENTIAL
                   ===================================================

                   ---------------------------------------------------
                     NMTI              CUSTOMER                  GP %
----------------------------------------------------------------------
----------------------------------------------------------------------
ALA                 0.0893              0.1190                  25.00
----------------------------------------------------------------------
ARIZ                0.1418              0.1890                  25.00
----------------------------------------------------------------------
ARK                 0.1418              0.1890                  25.00
----------------------------------------------------------------------
CA                  0.0668              0.0890                  25.00
----------------------------------------------------------------------
COL                 0.1493              0.1990                  25.00
----------------------------------------------------------------------
CONN                0.0968              0.1290                  25.00
----------------------------------------------------------------------
DEL                 0.0968              0.1290                  25.00
----------------------------------------------------------------------
FLA                 0.1268              0.1690                  25.00
----------------------------------------------------------------------
GA                  0.1043              0.1390                  25.00
----------------------------------------------------------------------
HAWAII              0.1875              0.2500                  25.00
----------------------------------------------------------------------
IDAHO               0.1643              0.2190                  25.00
----------------------------------------------------------------------
IL                  0.0818              0.1090                  25.00
----------------------------------------------------------------------
IND                 0.1043              0.1390                  25.00
----------------------------------------------------------------------
IOWA                0.1343              0.1790                  25.00
----------------------------------------------------------------------
KAN                 0.1568              0.2090                  25.00
----------------------------------------------------------------------
KENT                0.1268              0.1690                  25.00
----------------------------------------------------------------------
LA                  0.1118              0.1490                  25.00
----------------------------------------------------------------------
ME                  0.3218              0.4290                  25.00
----------------------------------------------------------------------
MD                  0.1193              0.1590                  25.00
----------------------------------------------------------------------
MA                  0.1118              0.1490                  25.00
----------------------------------------------------------------------
MICH                0.1118              0.1490                  25.00
----------------------------------------------------------------------
MINN                0.1343              0.1790                  25.00
----------------------------------------------------------------------
MISS                0.1268              0.1690                  25.00
----------------------------------------------------------------------
MO                  0.1418              0.1890                  25.00
----------------------------------------------------------------------
MONT                0.1568              0.2090                  25.00
----------------------------------------------------------------------
NEB                 0.1493              0.1990                  25.00
----------------------------------------------------------------------
NEV                 0.0968              0.1290                  25.00
----------------------------------------------------------------------
NH                  0.1343              0.1790                  25.00
----------------------------------------------------------------------
NJ                  0.1043              0.1390                  25.00
----------------------------------------------------------------------
NM                  0.1793              0.2390                  25.00
----------------------------------------------------------------------
NY                  0.1193              0.1590                  25.00
----------------------------------------------------------------------
NC                  0.1343              0.1790                  25.00
----------------------------------------------------------------------
ND                  0.1718              0.2290                  25.00
----------------------------------------------------------------------
OH                  0.0968              0.1290                  25.00
----------------------------------------------------------------------
OK                  0.1268              0.1690                  25.00
----------------------------------------------------------------------
ORE                 0.1193              0.1590                  25.00
----------------------------------------------------------------------
PA                  0.1193              0.1590                  25.00
----------------------------------------------------------------------
RI                  0.1268              0.1690                  25.00
----------------------------------------------------------------------
SC                  0.1343              0.1790                  25.00
----------------------------------------------------------------------
SD                  0.1493              0.1990                  25.00
----------------------------------------------------------------------
TENN                0.1418              0.1890                  25.00
----------------------------------------------------------------------
TX                  0.1418              0.1890                  25.00
----------------------------------------------------------------------
UTAH                0.1268              0.1690                  25.00
----------------------------------------------------------------------
VT                  0.1568              0.2090                  25.00
----------------------------------------------------------------------
VA                  0.1268              0.1690                  25.00
----------------------------------------------------------------------
WASH                0.1268              0.1690                  25.00
----------------------------------------------------------------------
WV                  0.1568              0.2090                  25.00
----------------------------------------------------------------------
WIS                 0.1193              0.1590                  25.00
----------------------------------------------------------------------
WY                  0.1718              0.2290                  25.00
======================================================================

                           LDDI/NMTI INTRASTATE RATES

                                                                  EXHIBIT 1.4(a)

                   ===================================================
                                    1+ COMMERCIAL
                   ===================================================

                   ---------------------------------------------------
                     NMTI              CUSTOMER                  GP %
----------------------------------------------------------------------
----------------------------------------------------------------------
ALA                 0.0968              0.1290                  25.00
----------------------------------------------------------------------
ARIZ                0.1493              0.1990                  25.00
----------------------------------------------------------------------
ARK                 0.1418              0.1890                  25.00
----------------------------------------------------------------------
CA                  0.0713              0.0950                  25.00
----------------------------------------------------------------------
COL                 0.1643              0.2190                  25.00
----------------------------------------------------------------------
CONN                0.1043              0.1390                  25.00
----------------------------------------------------------------------
DEL                 0.0968              0.1290                  25.00
----------------------------------------------------------------------
FLA                 0.1418              0.1890                  25.00
----------------------------------------------------------------------
GA                  0.1043              0.1390                  25.00
----------------------------------------------------------------------
HAWAII              0.1875              0.2500                  25.00
----------------------------------------------------------------------
IDAHO               0.1793              0.2390                  25.00
----------------------------------------------------------------------
IL                  0.0893              0.1190                  25.00
----------------------------------------------------------------------
IND                 0.1043              0.1390                  25.00
----------------------------------------------------------------------
IOWA                0.1343              0.1790                  25.00
----------------------------------------------------------------------
KAN                 0.1793              0.2390                  25.00
----------------------------------------------------------------------
KENT                0.1493              0.1990                  25.00
----------------------------------------------------------------------
LA                  0.1118              0.1490                  25.00
----------------------------------------------------------------------
ME                  0.3368              0.4490                  25.00
----------------------------------------------------------------------
MD                  0.1193              0.1590                  25.00
----------------------------------------------------------------------
MA                  0.1118              0.1490                  25.00
----------------------------------------------------------------------
MICH                0.1118              0.1490                  25.00
----------------------------------------------------------------------
MINN                0.1418              0.1890                  25.00
----------------------------------------------------------------------
MISS                0.1268              0.1690                  25.00
----------------------------------------------------------------------
MO                  0.1718              0.2290                  25.00
----------------------------------------------------------------------
MONT                0.1568              0.2090                  25.00
----------------------------------------------------------------------
NEB                 0.1718              0.2290                  25.00
----------------------------------------------------------------------
NEV                 0.0968              0.1290                  25.00
----------------------------------------------------------------------
NH                  0.1493              0.1990                  25.00
----------------------------------------------------------------------
NJ                  0.1118              0.1490                  25.00
----------------------------------------------------------------------
NM                  0.1793              0.2390                  25.00
----------------------------------------------------------------------
NY                  0.1343              0.1790                  25.00
----------------------------------------------------------------------
NC                  0.1493              0.1990                  25.00
----------------------------------------------------------------------
ND                  0.1793              0.2390                  25.00
----------------------------------------------------------------------
OH                  0.1043              0.1390                  25.00
----------------------------------------------------------------------
OK                  0.1268              0.1690                  25.00
----------------------------------------------------------------------
ORE                 0.1268              0.1690                  25.00
----------------------------------------------------------------------
PA                  0.1343              0.1790                  25.00
----------------------------------------------------------------------
RI                  0.1418              0.1890                  25.00
----------------------------------------------------------------------
SC                  0.1418              0.1890                  25.00
----------------------------------------------------------------------
SD                  0.1793              0.2390                  25.00
----------------------------------------------------------------------
TENN                0.1493              0.1990                  25.00
----------------------------------------------------------------------
TX                  0.1493              0.1990                  25.00
----------------------------------------------------------------------
UTAH                0.1268              0.1690                  25.00
----------------------------------------------------------------------
VT                  0.1643              0.2190                  25.00
----------------------------------------------------------------------
VA                  0.1493              0.1990                  25.00
----------------------------------------------------------------------
WASH                0.1418              0.1890                  25.00
----------------------------------------------------------------------
WV                  0.1568              0.2090                  25.00
----------------------------------------------------------------------
WIS                 0.1193              0.1590                  25.00
----------------------------------------------------------------------
WY                  0.1718              0.2290                  25.00
======================================================================

                           LDDI/NMTI INTRASTATE RATES

                                                                  EXHIBIT 1.4(b)

                   ===================================================
                                    1+ OUTBOUND
                   ===================================================

                   ---------------------------------------------------
                     NMTI              CUSTOMER                  GP %
----------------------------------------------------------------------
----------------------------------------------------------------------
ALA                 0.0740              0.0870                  15.00
----------------------------------------------------------------------
ARIZ                0.1097              0.1290                  15.00
----------------------------------------------------------------------
ARK                 0.0884              0.1040                  15.00
----------------------------------------------------------------------
CA                  0.0417              0.0490                  15.00
----------------------------------------------------------------------
COL                 0.1182              0.1390                  15.00
----------------------------------------------------------------------
CONN                0.1097              0.1290                  15.00
----------------------------------------------------------------------
DEL                 0.0808              0.0950                  15.00
----------------------------------------------------------------------
FLA                 0.1012              0.1190                  15.00
----------------------------------------------------------------------
GA                  0.0714              0.0840                  15.00
----------------------------------------------------------------------
HAWAII              0.1615              0.1900                  15.00
----------------------------------------------------------------------
IDAHO               0.1148              0.1350                  15.00
----------------------------------------------------------------------
IL                  0.0587              0.0690                  15.00
----------------------------------------------------------------------
IND                 0.0842              0.0990                  15.00
----------------------------------------------------------------------
IOWA                0.1097              0.1290                  15.00
----------------------------------------------------------------------
KAN                 0.1182              0.1390                  15.00
----------------------------------------------------------------------
KENT                0.1063              0.1250                  15.00
----------------------------------------------------------------------
LA                  0.0842              0.0990                  15.00
----------------------------------------------------------------------
ME                  0.1913              0.2250                  15.00
----------------------------------------------------------------------
MD                  0.0757              0.0890                  15.00
----------------------------------------------------------------------
MA                  0.0799              0.0940                  15.00
----------------------------------------------------------------------
MICH                0.0842              0.0990                  15.00
----------------------------------------------------------------------
MINN                0.1182              0.1390                  15.00
----------------------------------------------------------------------
MISS                0.0816              0.0960                  15.00
----------------------------------------------------------------------
MO                  0.1233              0.1450                  15.00
----------------------------------------------------------------------
MONT                0.1012              0.1190                  15.00
----------------------------------------------------------------------
NEB                 0.1377              0.1620                  15.00
----------------------------------------------------------------------
NEV                 0.0757              0.0890                  15.00
----------------------------------------------------------------------
NH                  0.1182              0.1390                  15.00
----------------------------------------------------------------------
NJ                  0.0867              0.1020                  15.00
----------------------------------------------------------------------
NM                  0.1267              0.1490                  15.00
----------------------------------------------------------------------
NY                  0.0842              0.0990                  15.00
----------------------------------------------------------------------
NC                  0.1173              0.1380                  15.00
----------------------------------------------------------------------
ND                  0.1216              0.1430                  15.00
----------------------------------------------------------------------
OH                  0.0867              0.1020                  15.00
----------------------------------------------------------------------
OK                  0.0927              0.1090                  15.00
----------------------------------------------------------------------
ORE                 0.1114              0.1310                  15.00
----------------------------------------------------------------------
PA                  0.1037              0.1220                  15.00
----------------------------------------------------------------------
RI                  0.0757              0.0890                  15.00
----------------------------------------------------------------------
SC                  0.1012              0.1190                  15.00
----------------------------------------------------------------------
SD                  0.0918              0.1080                  15.00
----------------------------------------------------------------------
TENN                0.1182              0.1390                  15.00
----------------------------------------------------------------------
TX                  0.1182              0.1390                  15.00
----------------------------------------------------------------------
UTAH                0.1046              0.1230                  15.00
----------------------------------------------------------------------
VT                  0.1352              0.1590                  15.00
----------------------------------------------------------------------
VA                  0.1012              0.1190                  15.00
----------------------------------------------------------------------
WASH                0.1241              0.1460                  15.00
----------------------------------------------------------------------
WV                  0.0927              0.1090                  15.00
----------------------------------------------------------------------
WIS                 0.0842              0.0990                  15.00
----------------------------------------------------------------------
WY                  0.1522              0.1790                  15.00
======================================================================

                           LDDI/NMTI INTRASTATE RATES

                                                                  EXHIBIT 1.5(a)

                   ===================================================
                                      1+ INBOUND
                   ===================================================

                   ---------------------------------------------------
                     NMTI              CUSTOMER                  GP %
----------------------------------------------------------------------
----------------------------------------------------------------------
ALA                 0.1095              0.1369                  20.00
----------------------------------------------------------------------
ARIZ                0.1699              0.2124                  20.00
----------------------------------------------------------------------
ARK                 0.1465              0.1831                  20.00
----------------------------------------------------------------------
CA                  0.0781              0.0976                  20.00
----------------------------------------------------------------------
COL                 0.2150              0.2688                  20.00
----------------------------------------------------------------------
CONN                0.1190              0.1488                  20.00
----------------------------------------------------------------------
DEL                 0.0780              0.0975                  20.00
----------------------------------------------------------------------
FLA                 0.1630              0.2038                  20.00
----------------------------------------------------------------------
GA                  0.1010              0.1263                  20.00
----------------------------------------------------------------------
HAWAII              0.2094              0.2618                  20.00
----------------------------------------------------------------------
IDAHO               0.2081              0.2601                  20.00
----------------------------------------------------------------------
IL                  0.1020              0.1275                  20.00
----------------------------------------------------------------------
IND                 0.1225              0.1531                  20.00
----------------------------------------------------------------------
IOWA                0.1885              0.2356                  20.00
----------------------------------------------------------------------
KAN                 0.2275              0.2844                  20.00
----------------------------------------------------------------------
KENT                0.1900              0.2375                  20.00
----------------------------------------------------------------------
LA                  0.1080              0.1350                  20.00
----------------------------------------------------------------------
ME                  0.5050              0.6313                  20.00
----------------------------------------------------------------------
MD                  0.1370              0.1713                  20.00
----------------------------------------------------------------------
MA                  0.1040              0.1300                  20.00
----------------------------------------------------------------------
MICH                0.1165              0.1456                  20.00
----------------------------------------------------------------------
MINN                0.1735              0.2169                  20.00
----------------------------------------------------------------------
MISS                0.1220              0.1525                  20.00
----------------------------------------------------------------------
MO                  0.2425              0.3031                  20.00
----------------------------------------------------------------------
MONT                0.1775              0.2219                  20.00
----------------------------------------------------------------------
NEB                 0.2585              0.3231                  20.00
----------------------------------------------------------------------
NEV                 0.0970              0.1213                  20.00
----------------------------------------------------------------------
NH                  0.1890              0.2363                  20.00
----------------------------------------------------------------------
NJ                  0.1244              0.1555                  20.00
----------------------------------------------------------------------
NM                  0.2130              0.2663                  20.00
----------------------------------------------------------------------
NY                  0.1688              0.2110                  20.00
----------------------------------------------------------------------
NC                  0.1945              0.2431                  20.00
----------------------------------------------------------------------
ND                  0.2255              0.2819                  20.00
----------------------------------------------------------------------
OH                  0.1190              0.1488                  20.00
----------------------------------------------------------------------
OK                  0.1625              0.2031                  20.00
----------------------------------------------------------------------
ORE                 0.1440              0.1800                  20.00
----------------------------------------------------------------------
PA                  0.1586              0.1983                  20.00
----------------------------------------------------------------------
RI                  0.1915              0.2394                  20.00
----------------------------------------------------------------------
SC                  0.1650              0.2063                  20.00
----------------------------------------------------------------------
SD                  0.2350              0.2938                  20.00
----------------------------------------------------------------------
TENN                0.1845              0.2306                  20.00
----------------------------------------------------------------------
TX                  0.2019              0.2524                  20.00
----------------------------------------------------------------------
UTAH                0.1420              0.1775                  20.00
----------------------------------------------------------------------
VT                  0.1985              0.2481                  20.00
----------------------------------------------------------------------
VA                  0.1900              0.2375                  20.00
----------------------------------------------------------------------
WASH                0.1870              0.2338                  20.00
----------------------------------------------------------------------
WV                  0.1400              0.1750                  20.00
----------------------------------------------------------------------
WIS                 0.1145              0.1431                  20.00
----------------------------------------------------------------------
WY                  0.1740              0.2175                  20.00
======================================================================

                           LDDI/NMTI INTRASTATE RATES

                                                                  EXHIBIT 1.5(b)

                   ===================================================
                                    1+ INBOUND
                   ===================================================

                   ---------------------------------------------------
                     NMTI              CUSTOMER                  GP %
----------------------------------------------------------------------
----------------------------------------------------------------------
ALA                 0.0825              0.0970                  15.00
----------------------------------------------------------------------
ARIZ                0.1182              0.1390                  15.00
----------------------------------------------------------------------
ARK                 0.0969              0.1140                  15.00
----------------------------------------------------------------------
CA                  0.0502              0.0590                  15.00
----------------------------------------------------------------------
COL                 0.1267              0.1490                  15.00
----------------------------------------------------------------------
CONN                0.1182              0.1390                  15.00
----------------------------------------------------------------------
DEL                 0.0893              0.1050                  15.00
----------------------------------------------------------------------
FLA                 0.1097              0.1290                  15.00
----------------------------------------------------------------------
GA                  0.0714              0.0840                  15.00
----------------------------------------------------------------------
HAWAII              0.1700              0.2000                  15.00
----------------------------------------------------------------------
IDAHO               0.1233              0.1450                  15.00
----------------------------------------------------------------------
IL                  0.0672              0.0790                  15.00
----------------------------------------------------------------------
IND                 0.0927              0.1090                  15.00
----------------------------------------------------------------------
IOWA                0.1182              0.1390                  15.00
----------------------------------------------------------------------
KAN                 0.1437              0.1690                  15.00
----------------------------------------------------------------------
KENT                0.1148              0.1350                  15.00
----------------------------------------------------------------------
LA                  0.0927              0.1090                  15.00
----------------------------------------------------------------------
ME                  0.1998              0.2350                  15.00
----------------------------------------------------------------------
MD                  0.0842              0.0990                  15.00
----------------------------------------------------------------------
MA                  0.0884              0.1040                  15.00
----------------------------------------------------------------------
MICH                0.0927              0.1090                  15.00
----------------------------------------------------------------------
MINN                0.1267              0.1490                  15.00
----------------------------------------------------------------------
MISS                0.0901              0.1060                  15.00
----------------------------------------------------------------------
MO                  0.1318              0.1550                  15.00
----------------------------------------------------------------------
MONT                0.1097              0.1290                  15.00
----------------------------------------------------------------------
NEB                 0.1462              0.1720                  15.00
----------------------------------------------------------------------
NEV                 0.0842              0.0990                  15.00
----------------------------------------------------------------------
NH                  0.1267              0.1490                  15.00
----------------------------------------------------------------------
NJ                  0.0952              0.1120                  15.00
----------------------------------------------------------------------
NM                  0.1352              0.1590                  15.00
----------------------------------------------------------------------
NY                  0.0927              0.1090                  15.00
----------------------------------------------------------------------
NC                  0.1258              0.1480                  15.00
----------------------------------------------------------------------
ND                  0.1301              0.1530                  15.00
----------------------------------------------------------------------
OH                  0.0952              0.1120                  15.00
----------------------------------------------------------------------
OK                  0.1097              0.1290                  15.00
----------------------------------------------------------------------
ORE                 0.1199              0.1410                  15.00
----------------------------------------------------------------------
PA                  0.1122              0.1320                  15.00
----------------------------------------------------------------------
RI                  0.0842              0.0990                  15.00
----------------------------------------------------------------------
SC                  0.1097              0.1290                  15.00
----------------------------------------------------------------------
SD                  0.1003              0.1180                  15.00
----------------------------------------------------------------------
TENN                0.1267              0.1490                  15.00
----------------------------------------------------------------------
TX                  0.1267              0.1490                  15.00
----------------------------------------------------------------------
UTAH                0.1131              0.1330                  15.00
----------------------------------------------------------------------
VT                  0.1437              0.1690                  15.00
----------------------------------------------------------------------
VA                  0.1097              0.1290                  15.00
----------------------------------------------------------------------
WASH                0.1326              0.1560                  15.00
----------------------------------------------------------------------
WV                  0.1012              0.1190                  15.00
----------------------------------------------------------------------
WIS                 0.0927              0.1090                  15.00
----------------------------------------------------------------------
WY                  0.1607              0.1890                  15.00
======================================================================

                                 LDDI/NMTI RATES

      INTERNATIONAL TRAFFIC - SWITCHED: RESIDENTIAL                  EXHIBIT 1.6

                             NMTI        GP%     CUSTOMER
AFGHANISTAN                  2.4400      20.00      3.05
ALBANIA                      2.0080      20.00      2.51
ALGERIA                      1.3600      20.00      1.70
AMERICAN SAMOA               1.7280      20.00      2.16
ANDORRA                      0.6160      20.00      0.77
ANGOLA                       2.2960      20.00      2.87
ANGUILLA                     0.8560      20.00      1.07
ANTARCTICA - CASEY           2.8720      20.00      3.59
ANTARCTICA - SCOTT           2.8720      20.00      3.59
ANTIGUA                      0.8240      20.00      1.03
ARGENTINA                    0.7440      20.00      0.93
ARMENIA                      1.6560      20.00      2.07
ARUBA                        0.9280      20.00      1.16
ASCENSION ISLANDS            1.5920      20.00      1.99
AUSTRALIA                    0.2480      20.00      0.31
AUSTRIA                      0.7840      20.00      0.98
AZERBAIJAN                   1.6560      20.00      2.07
BAHAMAS                      0.5040      20.00      0.63
BAHRAIN                      1.4320      20.00      1.79
BANGLADESH                   2.0720      20.00      2.59
BARBADOS                     0.9280      20.00      1.16
BELARUS                      1.6560      20.00      2.07
BELGIUM                      0.4160      20.00      0.52
BELIZE                       1.3600      20.00      1.70
BENIN                        1.4960      20.00      1.87
BERMUDA                      0.6400      20.00      0.80
BHUTAN                       3.1680      20.00      3.96
BOLIVIA                      1.2080      20.00      1.51
BOSNIA & HERZEGOVINA         1.3600      20.00      1.70
BOTSWANA                     1.4320      20.00      1.79
BRAZIL                       0.7200      20.00      0.90
BRITISH VIRGIN ISLANDS       0.8560      20.00      1.07
BRUNEI                       1.8640      20.00      2.33
BULGARIA                     1.2240      20.00      1.53
BURKINA FASO                 2.0800      20.00      2.60
BURMA/MYANMAR                2.6960      20.00      3.37
BURUNDI                      2.7360      20.00      3.42
CAMBODIA                     2.2240      20.00      2.78
CAMEROON                     1.4320      20.00      1.79
CANADA                       0.1440      20.00      0.18
CAPE VERDE IS.               1.7920      20.00      2.24
CAYMAN IS.                   0.8400      20.00      1.05
CENTRAL AFRICAN REP.         3.2880      20.00      4.11
CHAD REPUBLIC                2.8000      20.00      3.50
CHILE                        0.9280      20.00      1.16
CHINA                        1.0560      20.00      1.32
CHRISTMAS ISLAND             2.8720      20.00      3.59
COCOS-KELLING ISLAND         1.7520      20.00      2.19
COLOMBIA                     1.0000      20.00      1.25

CONGO                        1.7380      20.00      2.17
COOK ISLANDS                 2.8720      20.00      3.59
COSTA RICA                   0.8560      20.00      1.07
COTE D'IVOIRE                1.3760      20.00      1.72
CROATIA                      1.2160      20.00      1.52
CUBA                         1.1520      20.00      1.44
CYPRUS                       1.2160      20.00      1.52
CZECH REPUBLIC               1.1440      20.00      1.43
DENMARK                      0.4080      20.00      0.51
DIEGO GARCIA                 2.6480      20.00      3.31
DJIBOUTI                     2.1520      20.00      2.69
DOMINICA                     1.0000      20.00      1.25
DOMINICAN REPUBLIC           0.8320      20.00      1.04
ECUADOR                      0.9280      20.00      1.16
EGYPT                        1.0800      20.00      1.35
EL SALVADOR                  0.9280      20.00      1.16
EQUATORIAL GUINEA            3.5280      20.00      4.41
ERITREA                      2.3360      20.00      2.92
ESTONIA                      1.7200      20.00      2.15
ETHIOPIA                     1.8160      20.00      2.27
FAEROE ISLANDS               1.3600      20.00      1.70
FALKLAND ISLANDS             2.8320      20.00      3.54
FIJI                         2.1520      20.00      2.69
FINLAND                      0.7120      20.00      0.89
FRANCE                       0.2560      20.00      0.32
FRENCH ANTILLES              1.2000      20.00      1.50
FRENCH GUINEA                1.1440      20.00      1.43
FRENCH POLYNESIA             1.7520      20.00      2.19
GABON REPUBLIC               1.7200      20.00      2.15
GAMBIA                       1.3600      20.00      1.70
GEORGIA, REPUBLIC OF         1.6560      20.00      2.07
GERMANY                      0.2560      20.00      0.32
GHANA                        1.0000      20.00      1.25
GIBRALTAR                    1.4320      20.00      1.79
GILBERT ISLAND               1.8640      20.00      2.33
GREECE                       0.7200      20.00      0.90
GREENLAND                    1.1920      20.00      1.49
GRENADA                      1.1440      20.00      1.43
GUADALOUPE                   1.0160      20.00      1.27
GUAM                         1.1440      20.00      1.43
GUATEMALA                    0.8640      20.00      1.08
GUINEA                       2.1600      20.00      2.70
GUINEA BISSAU                2.5920      20.00      3.24
GUYANA                       1.7920      20.00      2.24
HAITI                        0.9280      20.00      1.16
HONDURAS                     0.9280      20.00      1.16
HONG KONG                    0.3840      20.00      0.48
HUNGARY                      1.0000      20.00      1.25
ICELAND                      0.9280      20.00      1.16
INDIA                        0.8160      20.00      1.02
INDONESIA                    1.5760      20.00      1.97
INMARSAT ATLANTIC OCEAN     11.9040      20.00     14.88
INMARSAT INDIAN OCEAN       11.9040      20.00     14.88
INMARSAT PACIFIC OCEAN      11.9200      20.00     14.90

INMARSAT WEST ATLANTIC      11.9040      20.00     14.88
IRAN                         1.8640      20.00      2.33
IRAQ                         1.6480      20.00      2.06
IRELAND                      0.7920      20.00      0.99
ISRAEL                       0.7760      20.00      0.97
ITALY                        0.4000      20.00      0.50
IVORY COAST                  1.5120      20.00      1.89
JAMAICA                      0.8560      20.00      1.07
JAPAN                        0.3520      20.00      0.44
JORDAN                       1.4320      20.00      1.79
KAZAKHSTAN                   1.6560      20.00      2.07
KENYA                        1.4320      20.00      1.79
KIRIBATI                     1.5120      20.00      1.89
KUWAIT                       1.2880      20.00      1.61
KYRGYZSTAN                   1.6560      20.00      2.07
LAOS                         2.8960      20.00      3.62
LATVIA                       1.9360      20.00      2.42
LEBANON                      1.5760      20.00      1.97
LESOTHO                      1.5760      20.00      1.97
LIBERIA                      1.4320      20.00      1.79
LIBYA                        2.0880      20.00      2.61
LIECHSTENSTEIN               0.7840      20.00      0.98
LITHUANIA                    1.4800      20.00      1.85
LUXEMBOURG                   0.8560      20.00      1.07
MACAO                        1.5040      20.00      1.88
MACEDONIA, REPUBLIC OF       1.6240      20.00      2.03
MADAGASCAR                   3.0320      20.00      3.79
MALAWI                       1.5040      20.00      1.88
MALAYSIA                     1.4320      20.00      1.79
MALDIVES                     2.7680      20.00      3.46
MALI                         2.1520      20.00      2.69
MALTA                        1.5760      20.00      1.97
MARSHALL ISLANDS             1.6880      20.00      2.11
MAURETANIA                   2.0080      20.00      2.51
MAURITIUS                    2.1520      20.00      2.69
MAYOTTE ISLANDS              3.1440      20.00      3.93
MICRONESIA                   2.1520      20.00      2.69
MOLDOVA                      1.7920      20.00      2.24
MONACO                       0.6160      20.00      0.77
MONGOLIA                     2.7040      20.00      3.38
MONTSERRAT                   1.0720      20.00      1.34
MOROCCO                      1.2800      20.00      1.60
MOZAMBIQUE                   2.0720      20.00      2.59
MYANMAR                      3.2320      20.00      4.04
NAMIBIA                      1.5040      20.00      1.88
NAURU ISLANDS                1.5040      20.00      1.88
NEPAL                        2.0720      20.00      2.59
NETHERLANDS                  0.3040      20.00      0.38
NETHERLANDS ANTILLES         0.5440      20.00      0.68
NEVIS                        1.0000      20.00      1.25
NEW CALEDONIA                1.7200      20.00      2.15
NEW ZEALAND                  1.0720      20.00      1.34
NICARAGUA                    1.3600      20.00      1.70
NIGER REPUBLIC               1.8640      20.00      2.33

NIGERIA                      1.4320      20.00      1.79
NIUE                         2.7360      20.00      3.42
NORFOLK ISLANDS              2.8720      20.00      3.59
NORTH KOREA                  3.3760      20.00      4.22
NORWAY                       0.8560      20.00      1.07
OMAN                         2.0080      20.00      2.51
PAKISTAN                     1.6480      20.00      2.06
PALAU                        2.4640      20.00      3.08
PANAMA                       0.8560      20.00      1.07
PAPUA NEW GUINEA             1.5040      20.00      1.88
PARAGUAY                     1.5040      20.00      1.88
PERU                         0.9280      20.00      1.16
PHILIPPINES                  0.7040      20.00      0.88
POLAND                       0.5600      20.00      0.70
PORTUGAL                     0.9280      20.00      1.16
QATAR                        1.3760      20.00      1.72
REUNION ISLANDS              2.1520      20.00      2.69
ROMANIA                      1.8640      20.00      2.33
RUSSIA                       0.8320      20.00      1.04
RWANDA                       2.1040      20.00      2.63
SAIPAN                       1.2880      20.00      1.61
SAN MARINO                   1.0160      20.00      1.27
SAO TOME                     2.1520      20.00      2.69
SAUDI ARABIA                 1.2000      20.00      1.50
SENEGAL REPUBLIC             1.5760      20.00      1.97
SEYCHELLES ISLANDS           2.1520      20.00      2.69
SIERRA LEONE                 2.1520      20.00      2.69
SINGAPORE                    0.2560      20.00      0.32
SLOVAKIA                     1.1440      20.00      1.43
SLOVENIA, REPUBLIC OF        1.4320      20.00      1.79
SOLOMON ISLANDS              1.6480      20.00      2.06
SOMALIA                      4.9520      20.00      6.19
SOUTH AFRICA                 0.6000      20.00      0.75
SOUTH KOREA                  0.5600      20.00      0.70
SOUTH AFRICA                 0.6000      20.00      0.75
SRI LANKA                    1.8480      20.00      2.06
ST. HELENA                   2.6560      20.00      3.32
ST. KITTS                    0.9280      20.00      1.16
ST. LUCIA                    0.9280      20.00      1.16
ST. PIETRE & MIQUELON        0.7840      20.00      0.98
ST. VINCENT & GRENADINES     0.8640      20.00      1.08
SUDAN                        2.7280      20.00      3.41
SURINAM                      1.7920      20.00      2.24
SWAZILAND                    1.4320      20.00      1.79
SWEDEN                       0.2080      20.00      0.26
SWITZERLAND                  0.2880      20.00      0.36
SYRIA                        1.9360      20.00      2.42
TADZHIKISTAN                 1.6560      20.00      2.07
TAIWAN                       0.4640      20.00      0.58
TANZANIA                     1.6480      20.00      2.06
THAILAND                     1.5040      20.00      1.88
TOGO                         1.7920      20.00      2.24
TONGA ISLANDS                1.9360      20.00      2.42
TRINIDAD AND TOBAGO          0.8880      20.00      1.11

TUNISIA                      1.2400      20.00      1.55
TURKEY                       1.2160      20.00      1.52
TURKMENISTAN                 1.6580      20.00      2.07
TURKS & CAICOS ISLANDS       0.9280      20.00      1.16
TUVALU                       3.5360      20.00      4.42
UGANDA                       1.7200      20.00      2.15
UKRAINE                      1.6560      20.00      2.07
UNITED ARAB EMIRATES         1.2160      20.00      1.52
UNITED KINGDOM               0.1840      20.00      0.23
URUGUAY                      1.1440      20.00      1.43
UZBEKISTAN                   1.6560      20.00      2.07
VANUATU                      3.0160      20.00      3.77
VATICAN CITY                 0.8160      20.00      1.02
VENEZUELA                    0.6400      20.00      0.80
VIETNAM                      1.8480      20.00      2.06
WALLIS & FUTUNA ISLANDS      2.6160      20.00      3.27
WESTERN SAMOA                1.8640      20.00      2.33
YEMEN ARAB REPUBLIC          1.2880      20.00      1.61
YUGOSLAVIA, REPUBLIC OF      1.5040      20.00      1.88
ZAIRE                        1.3760      20.00      1.72
ZAMBIA                       1.4320      20.00      1.79
ZIMBABWE                     1.3600      20.00      1.70
ZANZIBAR                     1.5760      20.00      1.97

Average GP% (unweighted)                 20.00

                             NMTI        GP%     CUSTOMER
TOP 25 COUNTRIES

AUSTRALIA                    0.2480      20.00      0.31
BELGIUM                      0.4160      20.00      0.52
CANADA                       0.1440      20.00      0.18
CHINA                        1.0560      20.00      1.32
DENMARK                      0.4080      20.00      0.51
FRANCE                       0.2560      20.00      0.32
GERMANY                      0.2560      20.00      0.32
GREECE                       0.7200      20.00      0.90
HONG KONG                    0.3840      20.00      0.48
INDIA                        0.8160      20.00      1.02
ISRAEL                       0.7760      20.00      0.97
ITALY                        0.4000      20.00      0.50
JAPAN                        0.3520      20.00      0.44
NETHERLANDS                  0.3040      20.00      0.38
PHILIPPINES                  0.7040      20.00      0.88
POLAND                       0.5600      20.00      0.70
RUSSIA                       0.8320      20.00      1.04
SINGAPORE                    0.2560      20.00      0.32
SOUTH AFRICA                 0.6000      20.00      0.75
SOUTH KOREA                  0.5600      20.00      0.70
SOUTH AFRICA                 0.6000      20.00      0.75
SWEDEN                       0.2080      20.00      0.26
SWITZERLAND                  0.2880      20.00      0.36
TAIWAN                       0.4640      20.00      0.58
UNITED KINGDOM               0.1840      20.00      0.23

Average GP% (unweighted)                 20.00

                             NMTI        GP%     CUSTOMER
Mexico Switched to Switched

                     1    0.2560      20.00       0.32
                     2    0.2960      20.00       0.37
                     3    0.4160      20.00       0.52
                     4    0.5120      20.00       0.64
                     5    0.5840      20.00       0.73
                     6    0.6480      20.00       0.81
                     7    0.6880      20.00       0.86
                     8    0.6960      20.00       0.90

Average GP% (unweighted)              20.00

Those ranges reflect the distance from the Mexican border to the destination in Mexico.

                                 LDDI/NMTI RATES

     INTERNATIONAL TRAFFIC - SWITCHED RESIDENTIAL                    EXHIBIT 1.7

                             NMTI        GP%     CUSTOMER
AFGHANISTAN                  2.2875      25.00      3.05
ALBANIA                      2.4750      25.00      3.30
ALGERIA                      1.4250      25.00      1.90
AMERICAN SAMOA               1.6200      25.00      2.16
ANDORRA                      0.7125      25.00      0.95
ANGOLA                       2.1525      25.00      2.87
ANGUILLA                     0.8025      25.00      1.07
ANTARCTICA - CASEY           3.1875      25.00      4.25
ANTARCTICA - SCOTT           2.6925      25.00      3.59
ANTIGUA                      0.7725      25.00      1.03
ARGENTINA                    0.7875      25.00      1.05
ARMENIA                      1.8750      25.00      2.50
ARUBA                        0.8700      25.00      1.16
ASCENSION ISLANDS            1.8000      25.00      2.40
AUSTRALIA                    0.2625      25.00      0.35
AUSTRIA                      0.7350      25.00      0.98
AZERBAIJAN                   1.8750      25.00      2.50
BAHAMAS                      0.4725      25.00      0.63
BAHRAIN                      1.3425      25.00      1.79
BANGLADESH                   1.9425      25.00      2.59
BARBADOS                     0.8700      25.00      1.16
BELARUS                      1.8750      25.00      2.50
BELGIUM                      0.3900      25.00      0.52
BELIZE                       1.2750      25.00      1.70
BENIN                        1.4025      25.00      1.87
BERMUDA                      0.6000      25.00      0.80
BHUTAN                       2.9700      25.00      3.96
BOLIVIA                      1.1325      25.00      1.51
BOSNIA & HERZEGOVINA         1.2750      25.00      1.70
BOTSWANA                     1.4625      25.00      1.95
BRAZIL                       0.6750      25.00      0.90
BRITISH VIRGIN ISLANDS       0.8025      25.00      1.07
BRUNEI                       1.7475      25.00      2.33
BULGARIA                     1.3125      25.00      1.75
BURKINA FASO                 1.9500      25.00      2.60
BURMA/MYANMAR                2.5275      25.00      3.37
BURUNDI                      2.5650      25.00      3.42
CAMBODIA                     2.0850      25.00      2.78
CAMEROON                     1.3425      25.00      1.79
CANADA                       0.1875      25.00      0.25
CAPE VERDE IS.               1.6800      25.00      2.24
CAYMAN IS.                   0.7875      25.00      1.05
CENTRAL AFRICAN REP.         3.1500      25.00      4.20
CHAD REPUBLIC                3.2625      25.00      4.35
CHILE                        0.8700      25.00      1.16
CHINA                        1.0875      25.00      1.45
CHRISTMAS ISLAND             2.6925      25.00      3.59
COCOS-KELLING ISLAND         1.6425      25.00      2.19
COLOMBIA                     0.9375      25.00      1.25

CONGO                        2.1375      25.00      2.85
COOK ISLANDS                 3.3000      25.00      4.40
COSTA RICA                   0.8025      25.00      1.07
COTE D'IVOIRE                1.9875      25.00      2.65
CROATIA                      1.1400      25.00      1.52
CUBA                         2.2125      25.00      2.95
CYPRUS                       1.1400      25.00      1.52
CZECH REPUBLIC               1.0725      25.00      1.43
DENMARK                      0.3825      25.00      0.51
DIEGO GARCIA                 2.4825      25.00      3.31
DJIBOUTI                     2.0625      25.00      2.75
DOMINICA                     0.9375      25.00      1.25
DOMINICAN REPUBLIC           0.7800      25.00      1.04
ECUADOR                      0.8700      25.00      1.16
EGYPT                        1.0125      25.00      1.35
EL SALVADOR                  0.8700      25.00      1.16
EQUATORIAL GUINEA            3.3075      25.00      4.41
ERITREA                      2.1900      25.00      2.92
ESTONIA                      1.8750      25.00      2.50
ETHIOPIA                     1.7025      25.00      2.27
FAEROE ISLANDS               1.2750      25.00      1.70
FALKLAND ISLANDS             2.6550      25.00      3.54
FIJI                         2.0175      25.00      2.69
FINLAND                      0.6675      25.00      0.89
FRANCE                       0.2400      25.00      0.32
FRENCH ANTILLES              1.1250      25.00      1.50
FRENCH GUINEA                1.3875      25.00      1.85
FRENCH POLYNESIA             1.9125      25.00      2.55
GABON REPUBLIC               1.6125      25.00      2.15
GAMBIA                       1.2750      25.00      1.70
GEORGIA, REPUBLIC OF         1.8750      25.00      2.50
GERMANY                      0.2400      25.00      0.32
GHANA                        1.0125      25.00      1.35
GIBRALTAR                    1.3425      25.00      1.79
GILBERT ISLAND               1.7475      25.00      2.33
GREECE                       0.6750      25.00      0.90
GREENLAND                    1.3125      25.00      1.75
GRENADA                      1.0725      25.00      1.43
GUADALOUPE                   0.9525      25.00      1.27
GUAM                         1.0725      25.00      1.43
GUATEMALA                    0.8100      25.00      1.08
GUINEA                       2.0250      25.00      2.70
GUINEA BISSAU                2.8875      25.00      3.85
GUYANA                       1.6800      25.00      2.24
HAITI                        0.8700      25.00      1.16
HONDURAS                     0.8700      25.00      1.16
HONG KONG                    0.5550      25.00      0.74
HUNGARY                      0.9375      25.00      1.25
ICELAND                      0.8700      25.00      1.16
INDIA                        1.0125      25.00      1.35
INDONESIA                    1.4775      25.00      1.97
INMARSAT ATLANTIC OCEAN     11.1600      25.00     14.88
INMARSAT INDIAN OCEAN       11.1600      25.00     14.88
INMARSAT PACIFIC OCEAN      11.1750      25.00     14.90

INMARSAT WEST ATLANTIC      11.1600      25.00     14.88
IRAN                         1.7475      25.00      2.33
IRAQ                         1.5450      25.00      2.06
IRELAND                      0.7425      25.00      0.99
ISRAEL                       0.7275      25.00      0.97
ITALY                        0.3750      25.00      0.50
IVORY COAST                  1.4175      25.00      1.89
JAMAICA                      0.8025      25.00      1.07
JAPAN                        0.4125      25.00      0.55
JORDAN                       1.3425      25.00      1.79
KAZAKHSTAN                   1.8750      25.00      2.50
KENYA                        1.3425      25.00      1.79
KIRIBATI                     3.1500      25.00      4.20
KUWAIT                       1.2075      25.00      1.61
KYRGYZSTAN                   1.8750      25.00      2.50
LAOS                         3.7125      25.00      4.95
LATVIA                       1.8150      25.00      2.42
LEBANON                      1.4775      25.00      1.97
LESOTHO                      1.4775      25.00      1.97
LIBERIA                      1.4175      25.00      1.89
LIBYA                        1.9575      25.00      2.61
LIECHSTENSTEIN               0.7350      25.00      0.98
LITHUANIA                    1.8750      25.00      2.50
LUXEMBOURG                   0.8025      25.00      1.07
MACAO                        1.7625      25.00      2.35
MACEDONIA, REPUBLIC OF       1.5225      25.00      2.03
MADAGASCAR                   3.4875      25.00      4.65
MALAWI                       1.4100      25.00      1.88
MALAYSIA                     1.3425      25.00      1.79
MALDIVES                     2.8125      25.00      3.75
MALI                         2.0175      25.00      2.69
MALTA                        1.4775      25.00      1.97
MARSHALL ISLANDS             1.8000      25.00      2.40
MAURETANIA                   2.3625      25.00      3.15
MAURITIUS                    2.2350      25.00      2.98
MAYOTTE ISLANDS              2.9475      25.00      3.93
MICRONESIA                   2.0175      25.00      2.69
MOLDOVA                      1.8750      25.00      2.50
MONACO                       0.6375      25.00      0.85
MONGOLIA                     3.5625      25.00      4.75
MONTSERRAT                   1.0050      25.00      1.34
MOROCCO                      1.2000      25.00      1.60
MOZAMBIQUE                   1.9425      25.00      2.59
MYANMAR                      3.0300      25.00      4.04
NAMIBIA                      1.4850      25.00      1.98
NAURU ISLANDS                3.6375      25.00      4.85
NEPAL                        2.0625      25.00      2.75
NETHERLANDS                  0.2850      25.00      0.38
NETHERLANDS ANTILLES         0.5100      25.00      0.68
NEVIS                        0.9375      25.00      1.25
NEW CALEDONIA                1.6125      25.00      2.15
NEW ZEALAND                  1.0050      25.00      1.34
NICARAGUA                    1.2750      25.00      1.70
NIGER REPUBLIC               1.9875      25.00      2.65

NIGERIA                      1.3425      25.00      1.79
NIUE                         3.2700      25.00      4.38
NORFOLK ISLANDS              2.9400      25.00      3.92
NORTH KOREA                  3.6375      25.00      4.85
NORWAY                       0.8025      25.00      1.07
OMAN                         1.8825      25.00      2.51
PAKISTAN                     1.5450      25.00      2.06
PALAU                        2.3100      25.00      3.08
PANAMA                       0.8025      25.00      1.07
PAPUA NEW GUINEA             1.5975      25.00      2.13
PARAGUAY                     1.4100      25.00      1.88
PERU                         0.8700      25.00      1.16
PHILIPPINES                  0.7350      25.00      0.98
POLAND                       0.5250      25.00      0.70
PORTUGAL                     0.8700      25.00      1.16
QATAR                        1.2900      25.00      1.72
REUNION ISLANDS              2.0175      25.00      2.69
ROMANIA                      1.7475      25.00      2.33
RUSSIA                       1.0875      25.00      1.45
RWANDA                       2.0625      25.00      2.75
SAIPAN                       1.9050      25.00      2.54
SAN MARINO                   0.9525      25.00      1.27
SAO TOME                     2.0175      25.00      2.69
SAUDI ARABIA                 1.1250      25.00      1.50
SENEGAL REPUBLIC             1.6725      25.00      2.23
SEYCHELLES ISLANDS           2.4450      25.00      3.26
SIERRA LEONE                 2.0175      25.00      2.69
SINGAPORE                    0.4950      25.00      0.66
SLOVAKIA                     1.0725      25.00      1.43
SLOVENIA, REPUBLIC OF        1.4625      25.00      1.95
SOLOMON ISLANDS              2.5200      25.00      3.36
SOMALIA                      4.6425      25.00      6.19
SOUTH AFRICA                 0.6000      25.00      0.80
SOUTH KOREA                  0.5250      25.00      0.70
SRI LANKA                    1.5450      25.00      2.06
ST. HELENA                   2.4900      25.00      3.32
ST. KITTS                    0.8700      25.00      1.16
ST. LUCIA                    0.8700      25.00      1.16
ST. PIETRE & MIQUELON        0.8175      25.00      1.09
ST. VINCENT & GRENADINES     0.8100      25.00      1.08
SUDAN                        2.7600      25.00      3.68
SURINAM                      1.6800      25.00      2.24
SWAZILAND                    1.4175      25.00      1.89
SWEDEN                       0.2175      25.00      0.29
SWITZERLAND                  0.2700      25.00      0.36
SYRIA                        1.8150      25.00      2.42
TADZHIKISTAN                 1.8750      25.00      2.50
TAIWAN                       0.5925      25.00      0.79
TANZANIA                     1.5450      25.00      2.06
THAILAND                     1.4100      25.00      1.88
TOGO                         1.6800      25.00      2.24
TONGA ISLANDS                2.1150      25.00      2.82
TRINIDAD AND TOBAGO          0.8325      25.00      1.11
TUNISIA                      1.1625      25.00      1.55

TURKEY                       1.1400      25.00      1.52
TURKMENISTAN                 1.8750      25.00      2.50
TURKS & CAICOS ISLANDS       0.8700      25.00      1.16
TUVALU                       3.8625      25.00      5.15
UGANDA                       1.6125      25.00      2.15
UKRAINE                      1.5525      25.00      2.07
UNITED ARAB EMIRATES         1.1925      25.00      1.59
UNITED KINGDOM               0.1725      25.00      0.23
URUGUAY                      1.0725      25.00      1.43
UZBEKISTAN                   1.8750      25.00      2.50
VANUATU                      2.9100      25.00      3.88
VATICAN CITY                 0.9375      25.00      1.25
VENEZUELA                    0.6000      25.00      0.80
VIETNAM                      1.5450      25.00      2.06
WALLIS & FUTUNA ISLANDS      2.4525      25.00      3.27
WESTERN SAMOA                1.7475      25.00      2.33
YEMEN ARAB REPUBLIC          1.2075      25.00      1.61
YUGOSLAVIA, REPUBLIC OF      1.4100      25.00      1.88
ZAIRE                        1.2900      25.00      1.72
ZAMBIA                       1.3425      25.00      1.79
ZIMBABWE                     1.2750      25.00      1.70
ZANZIBAR                     1.4775      25.00      1.97

Average GP% (unweighted)                 25.00

                             NMTI        GP%     CUSTOMER
TOP 25 COUNTRIES

AUSTRALIA                    0.2625      25.00      0.35
BELGIUM                      0.3900      25.00      0.52
CANADA                       0.1875      25.00      0.25
CHINA                        1.0875      25.00      1.45
DENMARK                      0.3825      25.00      0.51
FRANCE                       0.2400      25.00      0.32
GERMANY                      0.2400      25.00      0.32
GREECE                       0.6750      25.00      0.90
HONG KONG                    0.5550      25.00      0.74
INDIA                        1.0125      25.00      1.35
ISRAEL                       0.7275      25.00      0.97
ITALY                        0.3750      25.00      0.50
JAPAN                        0.4125      25.00      0.55
NETHERLANDS                  0.2850      25.00      0.38
PHILIPPINES                  0.7350      25.00      0.98
POLAND                       0.5250      25.00      0.70
RUSSIA                       1.0875      25.00      1.45
SINGAPORE                    0.4950      25.00      0.66
SOUTH AFRICA                 0.6000      25.00      0.80
SOUTH KOREA                  0.5250      25.00      0.70
SWEDEN                       0.2175      25.00      0.29
SWITZERLAND                  0.2700      25.00      0.36
TAIWAN                       0.5925      25.00      0.79
UNITED KINGDOM               0.1725      25.00      0.23

Average GP% (unweighted)                 25.00

                      NMTI          GP%      CUSTOMER
Mexico Switched to Switched

                  1    0.2625      25.00       0.35
                  2    0.3075      25.00       0.41
                  3    0.3900      25.00       0.52
                  4    0.4875      25.00       0.65
                  5    0.5550      25.00       0.74
                  6    0.7125      25.00       0.95
                  7    0.8625      25.00       1.15
                  8    0.9300      25.00       1.24

Average GP% (unweighted)           25.00

Those ranges reflect the distance from the Mexican border to the destination in Mexico.

                                 LDDI/NMTI RATES

     INTERNATIONAL TRAFFIC - SWITCHED: COMMERCIAL                 EXHIBIT 1.8(a)

                             NMTI        GP%     CUSTOMER
AFGHANISTAN                  2.5163      25.00      3.36
ALBANIA                      2.7225      25.00      3.63
ALGERIA                      1.5675      25.00      2.09
AMERICAN SAMOA               1.7820      25.00      2.38
ANDORRA                      0.7838      25.00      1.05
ANGOLA                       2.3678      25.00      3.16
ANGUILLA                     0.8828      25.00      1.18
ANTARCTICA - CASEY           3.5063      25.00      4.68
ANTARCTICA - SCOTT           2.9618      25.00      3.95
ANTIGUA                      0.8498      25.00      1.13
ARGENTINA                    0.8663      25.00      1.16
ARMENIA                      2.0625      25.00      2.75
ARUBA                        0.9570      25.00      1.28
ASCENSION ISLANDS            1.9800      25.00      2.64
AUSTRALIA                    0.2888      25.00      0.39
AUSTRIA                      0.8085      25.00      1.08
AZERBAIJAN                   2.0625      25.00      2.75
BAHAMAS                      0.5198      25.00      0.69
BAHRAIN                      1.4768      25.00      1.97
BANGLADESH                   2.1368      25.00      2.85
BARBADOS                     0.9570      25.00      1.28
BELARUS                      2.0625      25.00      2.75
BELGIUM                      0.4290      25.00      0.57
BELIZE                       1.4025      25.00      1.87
BENIN                        1.5428      25.00      2.06
BERMUDA                      0.6600      25.00      0.88
BHUTAN                       3.2670      25.00      4.36
BOLIVIA                      1.2458      25.00      1.66
BOSNIA & HERZEGOVINA         1.4025      25.00      1.87
BOTSWANA                     1.6088      25.00      2.15
BRAZIL                       0.7425      25.00      0.99
BRITISH VIRGIN ISLANDS       0.8828      25.00      1.18
BRUNEI                       1.9223      25.00      2.56
BULGARIA                     1.4438      25.00      1.93
BURKINA FASO                 2.1450      25.00      2.86
BURMA/MYANMAR                2.7803      25.00      3.71
BURUNDI                      2.8215      25.00      3.76
CAMBODIA                     2.2935      25.00      3.06
CAMEROON                     1.4688      25.00      1.97
CANADA                       0.2063      25.00      0.28
CAPE VERDE IS.               1.8480      25.00      2.46
CAYMAN IS.                   0.8663      25.00      1.16
CENTRAL AFRICAN REP.         3.4650      25.00      4.62
CHAD REPUBLIC                3.5888      25.00      4.79
CHILE                        0.9570      25.00      1.28
CHINA                        1.1963      25.00      1.60
CHRISTMAS ISLAND             2.9618      25.00      3.95
COCOS-KELLING ISLAND         1.8068      25.00      2.41
COLOMBIA                     1.0313      25.00      1.38

CONGO                        2.3513      25.00      3.14
COOK ISLANDS                 3.6300      25.00      4.84
COSTA RICA                   0.8828      25.00      1.18
COTE D'IVOIRE                2.1863      25.00      2.92
CROATIA                      1.2540      25.00      1.67
CUBA                         2.4338      25.00      3.25
CYPRUS                       1.2540      25.00      1.67
CZECH REPUBLIC               1.1798      25.00      1.57
DENMARK                      0.4208      25.00      0.56
DIEGO GARCIA                 2.7308      25.00      3.64
DJIBOUTI                     2.2688      25.00      3.03
DOMINICA                     1.0313      25.00      1.38
DOMINICAN REPUBLIC           0.8580      25.00      1.14
ECUADOR                      0.9570      25.00      1.28
EGYPT                        1.1138      25.00      1.49
EL SALVADOR                  0.9570      25.00      1.28
EQUATORIAL GUINEA            3.6383      25.00      4.85
ERITREA                      2.4090      25.00      3.21
ESTONIA                      2.0625      25.00      2.75
ETHIOPIA                     1.8728      25.00      2.50
FAEROE ISLANDS               1.4025      25.00      1.87
FALKLAND ISLANDS             2.9205      25.00      3.89
FIJI                         2.2193      25.00      2.96
FINLAND                      0.7343      25.00      0.98
FRANCE                       0.2840      25.00      0.35
FRENCH ANTILLES              1.2375      25.00      1.65
FRENCH GUINEA                1.5263      25.00      2.04
FRENCH POLYNESIA             2.1038      25.00      2.81
GABON REPUBLIC               1.7738      25.00      2.37
GAMBIA                       1.4025      25.00      1.87
GEORGIA, REPUBLIC OF         2.0625      25.00      2.75
GERMANY                      0.2640      25.00      0.35
GHANA                        1.1138      25.00      1.49
GIBRALTAR                    1.4768      25.00      1.97
GILBERT ISLAND               1.9223      25.00      2.58
GREECE                       0.7425      25.00      0.99
GREENLAND                    1.4438      25.00      1.93
GRENADA                      1.1798      25.00      1.57
GUADALOUPE                   1.0478      25.00      1.40
GUAM                         1.1798      25.00      1.57
GUATEMALA                    0.8910      25.00      1.19
GUINEA                       2.2275      25.00      2.97
GUINEA BISSAU                3.1763      25.00      4.24
GUYANA                       1.8480      25.00      2.46
HAITI                        0.9570      25.00      1.28
HONDURAS                     0.9570      25.00      1.28
HONG KONG                    0.6105      25.00      0.81
HUNGARY                      1.0313      25.00      1.38
ICELAND                      0.9570      25.00      1.28
INDIA                        1.1138      25.00      1.49
INDONESIA                    1.6253      25.00      2.17
INMARSAT ATLANTIC OCEAN     12.2760      25.00     16.37
INMARSAT INDIAN OCEAN       12.2760      25.00     16.37
INMARSAT PACIFIC OCEAN      12.2925      25.00     16.39

INMARSAT WEST ATLANTIC      12.2760      25.00     16.37
IRAN                         1.9223      25.00      2.56
IRAQ                         1.6995      25.00      2.27
IRELAND                      0.8168      25.00      1.09
ISRAEL                       0.8003      25.00      1.07
ITALY                        0.4125      25.00      0.55
IVORY COAST                  1.5593      25.00      2.08
JAMAICA                      0.8828      25.00      1.18
JAPAN                        0.4538      25.00      0.61
JORDAN                       1.4768      25.00      1.97
KAZAKHSTAN                   2.0625      25.00      2.75
KENYA                        1.4768      25.00      1.97
KIRIBATI                     3.4650      25.00      4.62
KUWAIT                       1.3283      25.00      1.77
KYRGYZSTAN                   2.0625      25.00      2.75
LAOS                         4.0838      25.00      5.45
LATVIA                       1.9965      25.00      2.66
LEBANON                      1.6253      25.00      2.17
LESOTHO                      1.6253      25.00      2.17
LIBERIA                      1.5593      25.00      2.08
LIBYA                        2.1533      25.00      2.87
LIECHSTENSTEIN               0.8085      25.00      1.08
LITHUANIA                    2.0625      25.00      2.75
LUXEMBOURG                   0.8828      25.00      1.18
MACAO                        1.9388      25.00      2.59
MACEDONIA, REPUBLIC OF       1.6748      25.00      2.23
MADAGASCAR                   3.8363      25.00      5.12
MALAWI                       1.5510      25.00      2.07
MALAYSIA                     1.4768      25.00      1.97
MALDIVES                     3.0938      25.00      4.13
MALI                         2.2193      25.00      2.96
MALTA                        1.6253      25.00      2.17
MARSHALL ISLANDS             1.9800      25.00      2.64
MAURETANIA                   2.5988      25.00      3.47
MAURITIUS                    2.4585      25.00      3.28
MAYOTTE ISLANDS              3.2423      25.00      4.32
MICRONESIA                   2.2193      25.00      2.96
MOLDOVA                      2.0625      25.00      2.75
MONACO                       0.7013      25.00      0.94
MONGOLIA                     3.9188      25.00      5.23
MONTSERRAT                   1.1055      25.00      1.47
MOROCCO                      1.3200      25.00      1.76
MOZAMBIQUE                   2.1368      25.00      2.85
MYANMAR                      3.3330      25.00      4.44
NAMIBIA                      1.6335      25.00      2.18
NAURU ISLANDS                4.0013      25.00      5.34
NEPAL                        2.2688      25.00      3.03
NETHERLANDS                  0.3135      25.00      0.42
NETHERLANDS ANTILLES         0.5610      25.00      0.75
NEVIS                        1.0313      25.00      1.38
NEW CALEDONIA                1.7738      25.00      2.37
NEW ZEALAND                  1.1055      25.00      1.47
NICARAGUA                    1.4025      25.00      1.87
NIGER REPUBLIC               2.1863      25.00      2.92

NIGERIA                      1.4768      25.00      1.97
NIUE                         3.5970      25.00      4.80
NORFOLK ISLANDS              3.2340      25.00      4.31
NORTH KOREA                  4.0013      25.00      5.34
NORWAY                       0.8828      25.00      1.18
OMAN                         2.0708      25.00      2.76
PAKISTAN                     1.6995      25.00      2.27
PALAU                        2.5410      25.00      3.39
PANAMA                       0.8828      25.00      1.18
PAPUA NEW GUINEA             1.7573      25.00      2.34
PARAGUAY                     1.5510      25.00      2.07
PERU                         0.9570      25.00      1.28
PHILIPPINES                  0.8085      25.00      1.08
POLAND                       0.5775      25.00      0.77
PORTUGAL                     0.9570      25.00      1.28
QATAR                        1.4190      25.00      1.89
REUNION ISLANDS              2.2193      25.00      2.96
ROMANIA                      1.9223      25.00      2.56
RUSSIA                       1.1963      25.00      1.60
RWANDA                       2.2688      25.00      3.03
SAIPAN                       2.0955      25.00      2.79
SAN MARINO                   1.0478      25.00      1.40
SAO TOME                     2.2193      25.00      2.96
SAUDI ARABIA                 1.2375      25.00      1.65
SENEGAL REPUBLIC             1.8398      25.00      2.45
SEYCHELLES ISLANDS           2.6895      25.00      3.59
SIERRA LEONE                 2.2193      25.00      2.96
SINGAPORE                    0.5445      25.00      0.73
SLOVAKIA                     1.1798      25.00      1.57
SLOVENIA, REPUBLIC OF        1.6088      25.00      2.15
SOLOMON ISLANDS              2.7720      25.00      3.70
SOMALIA                      5.1068      25.00      6.81
SOUTH AFRICA                 0.6600      25.00      0.88
SOUTH KOREA                  0.5775      25.00      0.77
SRI LANKA                    1.6995      25.00      2.27
ST. HELENA                   2.7390      25.00      3.65
ST. KITTS                    0.9570      25.00      1.28
ST. LUCIA                    0.9570      25.00      1.28
ST. PIETRE & MIQUELON        0.8993      25.00      1.20
ST. VINCENT & GRENADINES     0.8910      25.00      1.19
SUDAN                        3.0360      25.00      4.05
SURINAM                      1.8480      25.00      2.46
SWAZILAND                    1.5593      25.00      2.08
SWEDEN                       0.2393      25.00      0.32
SWITZERLAND                  0.2970      25.00      0.40
SYRIA                        1.9965      25.00      2.66
TADZHIKISTAN                 2.0625      25.00      2.75
TAIWAN                       0.6518      25.00      0.87
TANZANIA                     1.6995      25.00      2.27
THAILAND                     1.5510      25.00      2.07
TOGO                         1.8480      25.00      2.46
TONGA ISLANDS                2.3265      25.00      3.10
TRINIDAD AND TOBAGO          0.9158      25.00      1.22
TUNISIA                      1.2788      25.00      1.71

TURKEY                       1.2540      25.00      1.67
TURKMENISTAN                 2.0625      25.00      2.75
TURKS & CAICOS ISLANDS       0.9570      25.00      1.28
TUVALU                       4.2488      25.00      5.67
UGANDA                       1.7738      25.00      2.37
UKRAINE                      1.7078      25.00      2.28
UNITED ARAB EMIRATES         1.3118      25.00      1.75
UNITED KINGDOM               0.1898      25.00      0.25
URUGUAY                      1.1798      25.00      1.57
UZBEKISTAN                   2.0625      25.00      2.75
VANUATU                      3.2010      25.00      4.27
VATICAN CITY                 1.0313      25.00      1.38
VENEZUELA                    0.6600      25.00      0.88
VIETNAM                      1.6995      25.00      2.27
WALLIS & FUTUNA ISLANDS      2.6978      25.00      3.60
WESTERN SAMOA                1.9223      25.00      2.56
YEMEN ARAB REPUBLIC          1.3283      25.00      1.77
YUGOSLAVIA, REPUBLIC OF      1.5510      25.00      2.07
ZAIRE                        1.4190      25.00      1.89
ZAMBIA                       1.4768      25.00      1.97
ZIMBABWE                     1.4025      25.00      1.87
ZANZIBAR                     1.6253      25.00      2.17

Average GP% (unweighted)                 25.00

                             NMTI        GP%     CUSTOMER

TOP 25 COUNTRIES

AUSTRALIA                    0.2888      25.00      0.39
BELGIUM                      0.4290      25.00      0.57
CANADA                       0.2063      25.00      0.28
CHINA                        1.1963      25.00      1.60
DENMARK                      0.4208      25.00      0.56
FRANCE                       0.2640      25.00      0.35
GERMANY                      0.2640      25.00      0.35
GREECE                       0.7425      25.00      0.99
HONG KONG                    0.6105      25.00      0.81
INDIA                        1.1138      25.00      1.49
ISRAEL                       0.8003      25.00      1.07
ITALY                        0.4125      25.00      0.55
JAPAN                        0.4538      25.00      0.61
NETHERLANDS                  0.3135      25.00      0.42
PHILIPPINES                  0.8085      25.00      1.08
POLAND                       0.5775      25.00      0.77
RUSSIA                       1.1963      25.00      1.60
SINGAPORE                    0.5445      25.00      0.73
SOUTH AFRICA                 0.6600      25.00      0.88
SOUTH KOREA                  0.5775      25.00      0.77
SWEDEN                       0.2393      25.00      0.32
SWITZERLAND                  0.2970      25.00      0.40
TAIWAN                       0.6518      25.00      0.87
UNITED KINGDOM               0.1898      25.00      0.25

Average GP% (unweighted)                 25.00

                             NMTI        GP%     CUSTOMER

Mexico Switched to Switched

                       1    0.2888      25.00       0.39
                       2    0.3383      25.00       0.45
                       3    0.4290      25.00       0.57
                       4    0.5363      25.00       0.72
                       5    0.6105      25.00       0.81
                       6    0.7838      25.00       1.05
                       7    0.9488      25.00       1.27
                       8    1.0230      25.00       1.36

Average GP% (unweighted)                25.00

Those ranges reflect the distance from the Mexican border to the destination in Mexico.

                                                                  EXHIBIT 1.8(b)
                                 LDDI/NMTI RATES

                        INTERNATIONAL TRAFFIC - DEDICATED

                             NMTI        GP%     CUSTOMER
AFGHANISTAN                  2.4400      20.00      3.05
ALBANIA                      2.6400      20.00      3.30
ALGERIA                      1.5200      20.00      1.90
AMERICAN SAMOA               1.7280      20.00      2.16
ANDORRA                      0.7600      20.00      0.95
ANGOLA                       2.1200      20.00      2.65
ANGUILLA                     0.8560      20.00      1.07
ANTARCTICA - CASEY           3.4000      20.00      4.25
ANTARCTICA - SCOTT           2.8720      20.00      3.59
ANTIGUA                      0.7600      20.00      0.95
ARGENTINA                    0.8160      20.00      1.02
ARMENIA                      2.0000      20.00      2.50
ARUBA                        0.7600      20.00      0.95
ASCENSION ISLANDS            1.9200      20.00      2.40
AUSTRALIA                    0.2800      20.00      0.35
AUSTRIA                      0.6400      20.00      0.80
AZERBAIJAN                   2.0000      20.00      2.50
BAHAMAS                      0.3840      20.00      0.48
BAHRAIN                      1.1600      20.00      1.45
BANGLADESH                   1.6960      20.00      2.12
BARBADOS                     0.7600      20.00      0.95
BELARUS                      2.0000      20.00      2.50
BELGIUM                      0.4840      20.00      0.58
BELIZE                       1.1600      20.00      1.45
BENIN                        1.3200      20.00      1.65
BERMUDA                      0.6000      20.00      0.75
BHUTAN                       3.1680      20.00      3.96
BOLIVIA                      1.0800      20.00      1.35
BOSNIA & HERZEGOVINA         1.3600      20.00      1.70
BOTSWANA                     1.5600      20.00      1.95
BRAZIL                       0.6880      20.00      0.86
BRITISH VIRGIN ISLANDS       0.7600      20.00      0.95
BRUNEI                       1.8640      20.00      2.33
BULGARIA                     1.4000      20.00      1.75
BURKINA FASO                 2.0800      20.00      2.60
BURMA/MYANMAR                2.6960      20.00      3.37
BURUNDI                      2.7360      20.00      3.42
CAMBODIA                     2.2240      20.00      2.78
CAMEROON                     1.2800      20.00      1.60
CANADA                       0.1520      20.00      0.19
CAPE VERDE IS.               1.7920      20.00      2.24
CAYMAN IS.                   0.7600      20.00      0.95
CENTRAL AFRICAN REP.         3.3600      20.00      4.20

CHAD REPUBLIC                3.4800      20.00      4.35
CHILE                        0.6800      20.00      0.85
CHINA                        1.1600      20.00      1.45
CHRISTMAS ISLAND             2.8720      20.00      3.59
COCOS-KELLING ISLAND         1.7520      20.00      2.19
COLOMBIA                     0.9200      20.00      1.15
CONGO                        2.2800      20.00      2.85
COOK ISLANDS                 3.5200      20.00      4.40
COSTA RICA                   0.7600      20.00      0.95
COTE D'IVOIRE                2.1200      20.00      2.65
CROATIA                      1.2800      20.00      1.60
CUBA                         2.3600      20.00      2.95
CYPRUS                       1.1600      20.00      1.45
CZECH REPUBLIC               0.7200      20.00      0.90
DENMARK                      0.4080      20.00      0.51
DIEGO GARCIA                 2.6480      20.00      3.31
DJIBOUTI                     2.2000      20.00      2.75
DOMINICA                     0.7600      20.00      0.95
DOMINICAN REPUBLIC           0.7600      20.00      0.95
ECUADOR                      0.9280      20.00      1.16
EGYPT                        1.0240      20.00      1.28
EL SALVADOR                  0.9280      20.00      1.16
EQUATORIAL GUINEA            3.5280      20.00      4.41
ERITREA                      2.3360      20.00      2.92
ESTONIA                      2.0000      20.00      2.50
ETHIOPIA                     1.7200      20.00      2.15
FAEROE ISLANDS               1.2800      20.00      1.60
FALKLAND ISLANDS             2.8320      20.00      3.54
FIJI                         2.1520      20.00      2.69
FINLAND                      0.4640      20.00      0.58
FRANCE                       0.2240      20.00      0.28
FRENCH ANTILLES              1.2000      20.00      1.50
FRENCH GUINEA                1.4800      20.00      1.85
FRENCH POLYNESIA             2.0400      20.00      2.55
GABON REPUBLIC               1.7200      20.00      2.15
GAMBIA                       1.0800      20.00      1.35
GEORGIA, REPUBLIC OF         2.0000      20.00      2.50
GERMANY                      0.2560      20.00      0.32
GHANA                        1.0800      20.00      1.35
GIBRALTAR                    1.4320      20.00      1.79
GILBERT ISLAND               1.8640      20.00      2.33
GREECE                       0.7200      20.00      0.90
GREENLAND                    1.4000      20.00      1.75
GRENADA                      0.9200      20.00      1.15
GUADALOUPE                   1.0160      20.00      1.27
GUAM                         0.9200      20.00      1.15
GUATEMALA                    0.8400      20.00      1.05
GUINEA                       2.0800      20.00      2.60
GUINEA BISSAU                3.0800      20.00      3.85

GUYANA                       1.3200      20.00      1.65
HAITI                        0.8800      20.00      1.10
HONDURAS                     0.9280      20.00      1.16
HONG KONG                    0.5520      20.00      0.69
HUNGARY                      0.8800      20.00      1.10
ICELAND                      0.8800      20.00      1.10
INDIA                        1.0800      20.00      1.35
INDONESIA                    1.2400      20.00      1.55
INMARSAT ATLANTIC OCEAN     11.9040      20.00     14.88
INMARSAT INDIAN OCEAN       11.9040      20.00     14.88
INMARSAT PACIFIC OCEAN      11.9200      20.00     14.90
INMARSAT WEST ATLANTIC      11.9040      20.00     14.88
IRAN                         1.8640      20.00      2.33
IRAQ                         1.6480      20.00      2.06
IRELAND                      0.5200      20.00      0.65
ISRAEL                       0.7760      20.00      0.97
ITALY                        0.4400      20.00      0.55
IVORY COAST                  1.5120      20.00      1.89
JAMAICA                      0.8560      20.00      1.07
JAPAN                        0.4000      20.00      0.50
JORDAN                       1.3200      20.00      1.65
KAZAKHSTAN                   2.0000      20.00      2.50
KENYA                        1.3520      20.00      1.69
KIRIBATI                     3.3600      20.00      4.20
KUWAIT                       1.1600      20.00      1.45
KYRGYZSTAN                   2.0000      20.00      2.50
LAOS                         3.9600      20.00      4.95
LATVIA                       1.9360      20.00      2.42
LEBANON                      1.4800      20.00      1.85
LESOTHO                      1.5760      20.00      1.97
LIBERIA                      1.1600      20.00      1.45
LIBYA                        2.0880      20.00      2.61
LIECHSTENSTEIN               0.7840      20.00      0.98
LITHUANIA                    2.0000      20.00      2.50
LUXEMBOURG                   0.6000      20.00      0.75
MACAO                        1.8800      20.00      2.35
MACEDONIA, REPUBLIC OF       1.6240      20.00      2.03
MADAGASCAR                   3.7200      20.00      4.65
MALAWI                       1.5040      20.00      1.88
MALAYSIA                     0.7600      20.00      0.95
MALDIVES                     3.0000      20.00      3.75
MALI                         2.1520      20.00      2.69
MALTA                        1.5760      20.00      1.97
MARSHALL ISLANDS             1.9200      20.00      2.40
MAURETANIA                   2.5200      20.00      3.15
MAURITIUS                    2.3840      20.00      2.98
MAYOTTE ISLANDS              3.1440      20.00      3.93
MICRONESIA                   2.1520      20.00      2.69
MOLDOVA                      2.0000      20.00      2.50

MONACO                       0.6800      20.00      0.85
MONGOLIA                     3.8000      20.00      4.75
MONTSERRAT                   1.0720      20.00      1.34
MOROCCO                      1.2800      20.00      1.60
MOZAMBIQUE                   2.0720      20.00      2.59
MYANMAR                      3.2320      20.00      4.04
NAMIBIA                      1.5840      20.00      1.98
NAURU ISLANDS                3.8800      20.00      4.85
NEPAL                        2.2000      20.00      2.75
NETHERLANDS                  0.2800      20.00      0.35
NETHERLANDS ANTILLES         0.5200      20.00      0.65
NEVIS                        1.0000      20.00      1.25
NEW CALEDONIA                1.7200      20.00      2.15
NEW ZEALAND                  0.6000      20.00      0.75
NICARAGUA                    1.0800      20.00      1.35
NIGER REPUBLIC               2.1200      20.00      2.65
NIGERIA                      1.0400      20.00      1.30
NIUE                         3.4880      20.00      4.36
NORFOLK ISLANDS              3.1360      20.00      3.92
NORTH KOREA                  3.8800      20.00      4.85
NORWAY                       0.3840      20.00      0.48
OMAN                         1.9600      20.00      2.45
PAKISTAN                     1.5600      20.00      1.95
PALAU                        2.4840      20.00      3.08
PANAMA                       0.8560      20.00      1.07
PAPUA NEW GUINEA             1.7040      20.00      2.13
PARAGUAY                     1.3200      20.00      1.65
PERU                         0.8800      20.00      1.10
PHILIPPINES                  0.7840      20.00      0.98
POLAND                       0.5600      20.00      0.70
PORTUGAL                     0.7200      20.00      0.90
QATAR                        1.3200      20.00      1.65
REUNION ISLANDS              2.1520      20.00      2.69
ROMANIA                      1.4000      20.00      1.75
RUSSIA                       1.1600      20.00      1.45
RWANDA                       2.2000      20.00      2.75
SAIPAN                       2.0320      20.00      2.54
SAN MARINO                   1.0160      20.00      1.27
SAO TOME                     2.1520      20.00      2.69
SAUDI ARABIA                 1.2000      20.00      1.50
SENEGAL REPUBLIC             1.7840      20.00      2.23
SEYCHELLES ISLANDS           2.6080      20.00      3.26
SIERRA LEONE                 1.8800      20.00      2.35
SINGAPORE                    0.4800      20.00      0.60
SLOVAKIA                     1.1440      20.00      1.43
SLOVENIA, REPUBLIC OF        1.5600      20.00      1.95
SOLOMON ISLANDS              2.6880      20.00      3.36
SOMALIA                      4.9520      20.00      6.19
SOUTH AFRICA                 0.6400      20.00      0.80

SOUTH KOREA                  0.5600      20.00      0.70
SPAIN
SRI LANKA                    1.5600      20.00      1.95
ST. HELENA                   2.6560      20.00      3.32
ST. KITTS                    0.8800      20.00      1.10
ST. LUCIA                    0.8800      20.00      1.10
ST. PIETRE & MIQUELON        0.8720      20.00      1.09
ST. VINCENT & GRENADINES     0.8400      20.00      1.05
SUDAN                        2.9440      20.00      3.68
SURINAM                      1.7200      20.00      2.15
SWAZILAND                    1.5120      20.00      1.89
SWEDEN                       0.2320      20.00      0.29
SWITZERLAND                  0.2640      20.00      0.33
SYRIA                        1.9040      20.00      2.38
TADZHIKISTAN                 2.0000      20.00      2.50
TAIWAN                       0.6000      20.00      0.75
TANZANIA                     1.4400      20.00      1.80
THAILAND                     1.0800      20.00      1.35
TOGO                         1.7200      20.00      2.15
TONGA ISLANDS                2.2560      20.00      2.82
TRINIDAD AND TOBAGO          0.8400      20.00      1.05
TUNISIA                      1.2400      20.00      1.55
TURKEY                       0.9200      20.00      1.15
TURKMENISTAN                 2.0000      20.00      2.50
TURKS & CAICOS ISLANDS       0.8800      20.00      1.10
TUVALU                       4.1200      20.00      5.15
UGANDA                       1.3200      20.00      1.65
UKRAINE                      1.2000      20.00      1.50
UNITED ARAB EMIRATES         0.7600      20.00      0.95
UNITED KINGDOM               0.1840      20.00      0.23
URUGUAY                      1.0000      20.00      1.25
UZBEKISTAN                   2.0000      20.00      2.50
VANUATU                      3.1040      20.00      3.88
VATICAN CITY                 1.0000      20.00      1.25
VENEZUELA                    0.5600      20.00      0.70
VIETNAM                      1.4800      20.00      1.85
WALLIS & FUTUNA ISLANDS      2.6160      20.00      3.27
WESTERN SAMOA                1.8640      20.00      2.33
YEMEN ARAB REPUBLIC          1.1600      20.00      1.45
YUGOSLAVIA, REPUBLIC OF      1.5040      20.00      1.88
ZAIRE                        1.3200      20.00      1.65
ZAMBIA                       1.4000      20.00      1.75
ZIMBABWE                     1.1600      20.00      1.45
ZANZIBAR                     1.5760      20.00      1.97

Average GP% (unweighted)                 20.00

                           PCP           GP %     CUSTOMER
Mexico Switched to Switched

                        1    0.2640      20.00       0.33
                        2    0.3040      20.00       0.38
                        3    0.3600      20.00       0.45
                        4    0.4800      20.00       0.60
                        5    0.5440      20.00       0.68
                        6    0.7440      20.00       0.93
                        7    0.8800      20.00       1.10
                        8    0.9600      20.00       1.20

Average GP% (unweighted)                 20.00

Those ranges reflect the distance from the Mexican border to the destinatio

                                   EXHIBIT 2.2

                                SUPPORT SERVICES

      1. Provisioning. Upon receipt of complete and accurate information from Customer, Provider shall take the necessary steps to provision an End User on to Provider's service. Orders rejected by the LEC require substantial manual intervention and work. At the request of Customer, Provider will make a reasonable attempt to resolve the rejected order (unless the order was rejected due to a PIC freeze or cancellation) to provision the requested services. For each rejected order worked to activation by Provider, Provider shall charge Customer $2.00 to be offset against commission due to Customer.

      2. Billing. Provider shall directly bill the End Users by printing, stuffing, sorting and mailing the invoices to the End Users. End User invoices shall include the Customer logo and a statement that the service is provided by Provider. Provider shall bear all charges in relation to such service, save that Customer shall be responsible for the costs of postage in relation thereto, such costs to be recovered by Provider by offset against commission due to Customer.

      3. Calling Card Fulfilment: Provider shall charge Customer a fee of $1.15 per each calling card established for and provided and mailed to End Users, such charge to be offset against commission due to Customer. Where Customer provides and mails a calling card to the End User, Provider shall charge Customer a fee of $0.35 for establishing such card.

      4. Customer Service. Provider shall provide direct customer service to the End Users through an inbound 800/888 number unique to Customer. Provider will answer this customer service number with a mutually agreed upon script which is branded with Customer's name or a message identifying Customer's role herein. Customer shall promptly provide Provider with any End User information requested by Provider that is necessary to answer End User inquiries. Provider's Customer Service Representatives ("CSRs") shall have the authority to issue credit to End Users. CSRs shall also have the authority to make changes, additions and deletions to End User accounts and to terminate End User accounts. In


                               Provider /s/ [Illegible] Customer /s/ [Illegible]
                                        ---------------          ---------------
      addition, if approved by Customer, CSRs shall have the authority to sell add-on services to the End Users, and Provider shall pay Customer a commission for such add-on sales in an amount to be determined on a case by case basis.

      5. Sales Agent Commissions: Customer will supply Provider with its sales agent commission rate structure and all tracking and other information necessary to enable Provider to provide Customer with information to discharge Customer's obligations to its sales agents. Provider will supply Customer with information regarding such obligations on a monthly basis, based on cash received from End Users, in electronic file format, sufficient to enable Customer to produce monthly commission statements and checks for its sales agents.

      6. Miscellaneous: In the event that Customer requests that Provider provide a service not specifically described herein, Provider shall charge a fee for such services to be determined on a case-by-case basis.

      THIS EXHIBIT MAY BE AMENDED FROM TIME TO TIME TO REFLECT RATE CHANGES AND ADDITIONAL SERVICES.


                               Provider /s/ [Illegible] Customer /s/ [Illegible]
                                        ---------------          ---------------


                                       24